EQUI-SELECT
                                      SERIES TRUST






























                                    ANNUAL
                                    REPORT


                               December 31, 1996




















Equi-Select Series Trust
Annual Report
For the Period Ending December 31, 1996



                               Table of Contents


Letter to Contract Owners

Management's Discussion and Analysis

Equi-Select Series Trust Financial Statements
     Report of Independent Auditors
     Schedules of Investments
     Statements of Assets and Liabilities
     Statements of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Trustees and Executive Officers






The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.


























LETTER TO CONTRACT OWNERS

Dear Contract Owners:

We are pleased to present this Annual Report on behalf of the Equi-Select Series Trust ("Trust"), one of the investment vehicles for your variable annuity and variable life products.

The following report provides detailed information regarding the performance and year-end financial position of the Portfolios in the Trust. For each Portfolio, we have also provided the return of a benchmark index. A benchmark index allows you to compare your Portfolio's return to the market return of comparable investments over the same time period. Please note that the Portfolio returns reflect expenses that apply to the Trust, such as advisory, custodian, transfer agent, and legal fees. Benchmark returns (except the IBC Average and Lipper Balanced Fund Index) do not include these expenses. In general, the inclusion of a Portfolio's expenses reduces its total return in comparison to the return of the benchmark index.

Equity markets performed very well during 1996. For the second consecutive year, the Standard & Poors 500 Index had a total return of more than twenty percent. The equity portfolios of the Trust had especially strong performance during the year, as three of the four equity portfolios outperformed their primary benchmarks. The Total Return Portfolio, which is classified as a balanced portfolio, also outperformed its benchmark.

The fixed income portfolios of the Trust also exhibited strong performance relative to their benchmarks. Returns on the Advantage and International Fixed Income Portfolios were higher than their benchmark indices. The Money Market and Mortgage-Backed Securities Portfolios trailed their benchmarks on an annual basis in 1996, but both Portfolios made steady improvements to their performance throughout the year.

Assets under management continued to grow during 1996. At the end of 1996, total net assets were more than 250% higher than at December 31, 1995. This leads to further efficiencies and economies of scale. As a result, operating expenses were lower than they have ever been. We are pleased to announce that, effective February 1, 1997, expense caps on a majority of the Trust's portfolios will be lowered significantly. Lower expenses translate into higher returns for you. For additional information regarding these expense caps, please refer to your prospectus or consult your representative.

We are committed to providing quality products and service to contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.


Sincerely,

/s/ Paul R. Schlaack

Paul R. Schlaack
President and Chief Executive Officer
Equitable Investment Services, Inc.
President, Chairman, and Principal Executive Officer
Equi-Select Series Trust




                         Money Market Portfolio
                            December 31, 1996

During 1996, the total return of the MONEY MARKET PORTFOLIO was 4.84%. This compares to the IBC Average of All Taxable Money Market Funds, which had a total return of 4.95% during the year.

The past year was very challenging for money market managers. Money market rates exhibited considerable volatility throughout the year. This volatility was caused by changing market expectations, rather than any real change in monetary status by the Federal Reserve Board. Federal fund rates did not change after January, when they were lowered by 25 basis points (.25%). Nonetheless, market expectations changed with every release of economic data that may have signaled a change in the direction of the economy.

The Money Market Portfolio received a significant amount of new investment capital during 1996. At the end of 1996, the Portfolio was 3.3 times larger than it was one year before.

As the Portfolio grew, its investment opportunities and return potential expanded. By August, the Portfolio had reached a critical mass size which made investing in commercial paper prudent from the standpoint of liquidity and the preservation of capital.

The Portfolio did not have any commercial paper at the end of 1995. Commercial paper represented only 7% of the Portfolio on June 30, 1996. At the end of 1996, commercial paper represented 84% of the Portfolio's holdings.

Throughout the year, performance of the Portfolio improved relative to its benchmark. In the first half of 1996, portfolio returns trailed the benchmark by more than 8 basis points (.08%). Portfolio returns were less than 2 basis points (.02%) behind the benchmark in the third quarter, and less than 1 basis point (.01%) behind the benchmark in the fourth quarter of 1996.

At the end of 1996, the Portfolio was well diversified across industry groups. The Portfolio is securely positioned to confront the challenges of the next year. However, due to the short term nature of the Portfolio's investments, the Portfolio's positioning may change if conditions warrant.

                                          EQUITABLE INVESTMENT SERVICES, INC.


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                 4.84%          4.93%

IBC Average               4.95%          5.16%





  The following performance graph provides comparative cummulative total returns of the Money Market Portfolio versus the IBC Average of All Taxable Money Market Funds.

                                                   IBC Average of
                             Money Market        All Taxable Money
                              Portfolio             Market Funds

October 4, 1994                  10,000                     10,000
October 31, 1994                 10,029                     10,035
November 30, 1994                10,065                     10,073
December 31, 1994                10,106                     10,114
January 31, 1995                 10,146                     10,158
February 28, 1995                10,186                     10,204
March 31, 1995                   10,231                     10,251
April 30, 1995                   10,276                     10,298
May 31, 1995                     10,321                     10,345
June 30, 1995                    10,366                     10,393
July 31, 1995                    10,411                     10,439
August 31, 1995                  10,455                     10,485
September 30, 1995               10,497                     10,532
October 31, 1995                 10,542                     10,578
November 30, 1995                10,586                     10,624
December 31, 1995                10,631                     10,670
January 31, 1996                 10,675                     10,716
February 29, 1996                10,714                     10,757
March 31, 1996                   10,756                     10,801
April 30, 1996                   10,796                     10,843
May 31, 1996                     10,838                     10,886
June 30, 1996                    10,880                     10,929
July 31, 1996                    10,924                     10,974
August 31, 1996                  10,968                     11,019
September 30, 1996               11,011                     11,062
October 31, 1996                 11,055                     11,108
November 30, 1996                11,099                     11,152
December 31, 1996                11,145                     11,198


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

Investment in the Money Market Portfolio (or in any other portfolio) is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.











                  TOP TEN ISSUERS
            as a Percentage of Investments

Federal Home Loan Bank                    10.6%

Ameritech Corporation                      5.4%

Merrill Lynch & Company Inc.               5.2%

Pepsico, Inc.                              5.0%

Schering Corporation                       4.9%

Kingdom of Sweden                          4.7%

Federal National Mortgage Assoc.           4.6%

Goldman Sachs Group LP                     4.5%

Ford Motor Credit Company                  4.2%

Eksportfinans A S                          4.2%






































                   Mortgage-Backed Securities Portfolio
                            December 31, 1996

The MORTGAGE-BACKED SECURITIES PORTFOLIO had a total return of 3.39% during 1996. In comparison, the Lehman Brothers mortgage index had a total return of 5.35% over the same period.

1996 was a difficult year for the bond market, after 1995's spectacular returns. During the first six months of the year, yields on 10-year U.S. Treasury securities and mortgage pass-through securities rose 1.5% and 1.0%, respectively. (Higher yields translate into lower prices for fixed income securities.) This occurred because economic data consistently tracked higher than market expectations.

The Mortgage-Backed Securities Portfolio entered 1996 with a bullish composition of securities that would have performed well in a flat to lower interest rate environment. The Portfolio was overweighted in lower coupon and longer average maturities (as compared to the benchmark index), and approximately 15% of the Portfolio was invested in 10-year U.S. Treasury securities. These factors led to an immediate underperformance by the Portfolio, as rates rose rapidly in February and March of 1996.

The Portfolio finished the first quarter 90 basis points (.90%) behind the benchmark index. However, performance relative to the benchmark index improved steadily throughout the year. During the second, third and fourth quarters of 1996, portfolio returns trailed the benchmark by 37 basis points (.37%), 33 basis points (.33%) and 27 basis points (.27%), respectively.

The Portfolio held some money market instruments during the year. This asset sector had a negative impact on the relative performance of the Portfolio. Holdings of money market instruments were increased in the second half of the year to approximately 12% of total assets. While money markets performed well compared to the previous year, they underperformed longer maturity securities in the second half of the year.

The Portfolio is entering the current year in a more defensive stance with its holdings in close correlation to the benchmark index. This should allow the Portfolio to have more stable returns in comparison to the benchmark index.

                                          EQUITABLE INVESTMENT SERVICES, INC.


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                 3.39%          8.62%

Lehman Brothers
 MBS Index                5.35%          9.87%





  The following performance graph provides comparative cummulative total returns of the Mortgage-Backed Securities Portfolio versus the Lehman Brothers MBS Index.

                             Mortgage-Backed            Lehman
                                Securities             Brothers
                                Portfolio             MBS Index

October 4, 1994                       10,000             10,000
October 31, 1994                      10,010              9,994
November 30, 1994                      9,982              9,963
December 31, 1994                     10,050             10,043
January 31, 1995                      10,254             10,258
February 28, 1995                     10,508             10,519
March 31, 1995                        10,534             10,569
April 30, 1995                        10,682             10,719
May 31, 1995                          11,040             11,056
June 30, 1995                         11,094             11,119
July 31, 1995                         11,093             11,138
August 31, 1995                       11,204             11,254
September 30, 1995                    11,289             11,353
October 31, 1995                      11,396             11,454
November 30, 1995                     11,520             11,585
December 31, 1995                     11,650             11,730
January 31, 1996                      11,718             11,818
February 29, 1996                     11,570             11,719
March 31, 1996                        11,492             11,677
April 30, 1996                        11,454             11,645
May 31, 1996                          11,408             11,611
June 30, 1996                         11,541             11,771
July 31, 1996                         11,571             11,815
August 31, 1996                       11,553             11,815
September 30, 1996                    11,740             12,012
October 31, 1996                      11,956             12,247
November 30, 1996                     12,127             12,422
December 31, 1996                     12,045             12,358


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.
















  The following shows the distribution by issuer as a percentage of investments for the Mortgage-Backed Securities Portfolio.


           Issuer                      Percentage

Govt. National Mortgage Assoc.                 31.5%

Fed. National Mortgage Assoc.                  16.1

Fed. Home Loan Mortgage Corp.                  24.0

Short-Term Investments                         11.1

U.S. Treasuries                                11.3

Country Wide Funding Corp.                      6.0











































                  International Fixed Income Portfolio
                            December 31, 1996

The total return for the INTERNATIONAL FIXED INCOME PORTFOLIO was 5.05% during 1996. The total return of the JP Morgan Global Government Bond Index was 4.38% over the same period.

Excess returns were generated by the overweight U.S. dollar currency position versus the Deutschemark and the Yen. Throughout the year, the Portfolio maintained an overweight U.S. dollar currency position (compared to the benchmark index). During 1996, the U.S. dollar gained 7.1% and 11.1% respectively versus the Deutschemark and the Yen. The strength of the dollar was attributed to the health of the U.S. economy relative to the weak European and Japanese economies, where short-term interest rates were cut to record lows.

The European bond markets, particularly high yielding bonds, produced the best returns in 1996. This performance is attributable to weak growth and declining inflation, coupled with a tightening in fiscal policy. A neutral position in the European markets was maintained (relative to the benchmark index).

Underweight positions were held in the U.S. and Japanese bond markets in early 1996 (compared to the benchmark index). This proved beneficial, as these markets performed poorly until mid-year. Subsequently, however, these markets recovered, and although U.S. bond holdings were brought into alignment with the benchmark index, an underweight position was maintained in Japan. This had a negative impact on relative performance, given that market's strong recovery by year-end.

In early 1996, the Portfolio Manager took an underweight duration stance in the European markets, on fears that the selloff in the U.S. market would have a negative impact on markets elsewhere. The European bond markets remained independently strong, however, and the defensive duration position had a negative impact on relative performance. The duration in Europe was subsequently brought into alignment with the benchmark index.

                                       CREDIT SUISSE ASSET MANAGEMENT LIMITED


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                 5.05%          9.59%

JP Morgan Global
 Govt. Bond Index         4.38%         10.49%








  The following performance graph provides comparative cummulative total returns of the International Fixed Income Portfolio versus the JP Morgan Global Govt. Bond Index.

                              International             JP Morgan
                              Fixed Income            Global Govt.
                                Portfolio              Bond Index

October 4, 1994                      10,000                  10,000
October 31, 1994                     10,120                  10,150
November 30, 1994                    10,074                  10,022
December 31, 1994                    10,101                  10,045
January 31, 1995                     10,267                  10,248
February 28, 1995                    10,454                  10,512
March 31, 1995                       10,672                  11,048
April 30, 1995                       10,813                  11,223
May 31, 1995                         11,101                  11,536
June 30, 1995                        11,102                  11,608
July 31, 1995                        11,202                  11,662
August 31, 1995                      11,187                  11,344
September 30, 1995                   11,286                  11,599
October 31, 1995                     11,412                  11,713
November 30, 1995                    11,562                  11,844
December 31, 1995                    11,697                  11,991
January 31, 1996                     11,710                  11,867
February 29, 1996                    11,619                  11,799
March 31, 1996                       11,588                  11,781
April 30, 1996                       11,634                  11,737
May 31, 1996                         11,629                  11,749
June 30, 1996                        11,712                  11,851
July 31, 1996                        11,815                  12,069
August 31, 1996                      11,840                  12,120
September 30, 1996                   11,947                  12,187
October 31, 1996                     12,149                  12,428
November 30, 1996                    12,358                  12,606
December 31, 1996                    12,288                  12,518


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.
















  The following shows the distribution by country as a percentage of investments for the International Fixed Income Portfolio.


          Country                      Percentage

United States                                  37.1%

Other Countries                                19.4

Germany                                        14.5

United Kingdom                                 10.3

Short Term Investments                          8.7

France                                          5.3

Italy                                           4.7









































                              OTC Portfolio
                            December 31, 1996

During 1996, the OTC PORTFOLIO had a total return of 20.68%. By comparison, the Russell 2000 Index generated a total return of 16.55%.

The Portfolio's performance was driven by strong performance in the technology sector. At the end of the year, the technology sector weighting was more than 40%. This weighting was comprised of quality names from each of the four main technology industry groups: software, hardware, networking and semiconductors.

Software companies represent half of the Portfolio's technology holdings. The Portfolio Manager focuses on companies that dominate a specific product niche. For example, Electronic Arts dominates entertainment software, Cadence Design Systems dominates electronic design automation software, and Oracle Systems dominates the database and application software business.

Networking/telecommunications companies and medical technology companies also contributed to the performance of the technology sector. Within the medical technology industry, two large holdings were purchased, at a significant premium, by larger medical device companies. Medisense was purchased by Abbott Laboratories, and Ventritex was purchased by St. Jude Medical.

The Portfolio was the beneficiary of several other corporate buyouts, which are almost always at a premium to the market price at the time the offer is made. Announced acquisitions that were meaningful to the Portfolio include:
Sierra On-Line and Davidson & Associates by CUC International, Owen Healthcare by Cardinal Health, Starsight Telecast by Gemstar International Group, and MCI Communications by British Telecommunications PLC.

Health care is the second largest sector in the Portfolio. During 1996, the health care sector had a negative impact on the Portfolio. HMO's dramatically underperformed the market, as companies failed to realize price increases to offset rising medical costs. Two other health care companies, Mariner Health Group and Riscorp, were damaged by regulatory changes and investigations.

                                     MASSACHUSETTS FINANCIAL SERVICES COMPANY


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                20.68%         23.77%

Russell 2000             16.55%         18.65%

S&P 500                  22.96%         26.32%






  The following performance graph provides comparative cummulative total returns of the OTC Portfolio versus the Russell 2000 Index and the S&P 500 Index.

                            OTC         Russell 2000      S&P 500
                         Portfolio         Index           Index

October 4, 1994             10,000           10,000         10,000
October 31, 1994            10,339            9,960         10,225
November 30, 1994           10,153            9,558          9,853
December 31, 1994           10,359            9,814          9,999
January 31, 1995            10,182            9,690         10,258
February 28, 1995           10,427           10,093         10,658
March 31, 1995              11,132           10,266         10,972
April 30, 1995              10,498           10,494         11,296
May 31, 1995                11,022           10,674         11,748
June 30, 1995               11,772           11,228         12,020
July 31, 1995               12,685           11,875         12,419
August 31, 1995             13,204           12,121         12,450
September 30, 1995          13,308           12,338         12,976
October 31, 1995            12,801           11,786         12,929
November 30, 1995           13,335           12,281         13,496
December 31, 1995           13,387           12,605         13,757
January 31, 1996            13,515           12,592         14,225
February 29, 1996           14,505           12,981         14,357
March 31, 1996              14,521           13,249         14,495
April 30, 1996              16,030           13,962         14,708
May 31, 1996                16,658           14,523         15,088
June 30, 1996               15,899           13,930         15,145
July 31, 1996               14,199           12,714         14,476
August 31, 1996             14,952           13,453         14,782
September 30, 1996          16,006           13,978         15,614
October 31, 1996            15,285           13,760         16,044
November 30, 1996           15,990           14,325         17,257
December 31, 1996           16,156           14,694         16,915


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

















  The following shows the distribution by industry as a percentage of investments for the OTC Portfolio.


          Industry                     Percentage

Other Equity Securities                        36.8%

Computer Software                              18.0

Drugs & Health Care Services                   17.4

Computer Software/Systems                      12.3

Entertainment                                   6.7

Retail                                          5.8

Other Investments                               3.0









































                            Research Portfolio
                            December 31, 1996

The total return of the RESEARCH PORTFOLIO was 23.37% for the year ended December 31, 1996. The S&P 500 Index had a return of 22.96% over the same period.

Compared to the S&P 500 Index, the Portfolio was overweighted in the technology, industrial goods & services, consumer staples, and business services sectors. The Portfolio was underweighted in the energy and utilities/communications sectors.

Within the technology sector, Microsoft, Compuware, BMC Software and Cisco Systems all contributed to the Portfolio's performance over the past year. These companies have developed strong competitive positions within their industry, which has translated into successful stock performance.

Several companies in the financial services sector also performed well over the past year. Life insurance companies such as Conseco, Allstate, and ITT Hartford Group have implemented cost saving initiatives which have contributed to earnings recently. In addition, several banks have benefited from recent consolidations. Both Chase Manhattan and Bank of Boston have proven that a successful merger or acquisition, coupled with a strong management team, can contribute to earnings much sooner than expected.

Although the Portfolio was underweighted in the energy and utilities/communications sectors, three companies in these sectors provided strong returns during 1996. Newfield Exploration Company and PanEnergy Corporation have been excellent additions to the Portfolio. MCI
Communications appreciated following the announced planned acquisition by British Telecommunications PLC.

The Portfolio Manager will continue to seek fundamentally strong companies to add to the Research Portfolio in the year ahead.

                                     MASSACHUSETTS FINANCIAL SERVICES COMPANY


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                23.37%         24.28%

S&P 500                  22.96%         26.32%











  The following performance graph provides comparative cummulative total returns of the Research Portfolio versus the S&P 500 Index.

                               Research             S&P 500
                              Portfolio              Index

October 4, 1994                   10,000               10,000
October 31, 1994                  10,197               10,225
November 30, 1994                  9,677                9,853
December 31, 1994                  9,678                9,999
January 31, 1995                   9,697               10,258
February 28, 1995                 10,069               10,658
March 31, 1995                    10,381               10,972
April 30, 1995                    10,559               11,296
May 31, 1995                      10,930               11,748
June 30, 1995                     11,306               12,020
July 31, 1995                     12,002               12,419
August 31, 1995                   12,029               12,450
September 30, 1995                12,392               12,976
October 31, 1995                  12,459               12,929
November 30, 1995                 12,890               13,496
December 31, 1995                 13,218               13,757
January 31, 1996                  13,494               14,225
February 29, 1996                 14,082               14,357
March 31, 1996                    14,090               14,495
April 30, 1996                    14,664               14,708
May 31, 1996                      15,142               15,088
June 30, 1996                     14,925               15,145
July 31, 1996                     14,148               14,476
August 31, 1996                   14,591               14,782
September 30, 1996                15,507               15,614
October 31, 1996                  15,659               16,044
November 30, 1996                 16,565               17,257
December 31, 1996                 16,308               16,915


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


















                  TOP TEN INDUSTRIES
            as a Percentage of Investments

Computer Software                          7.9%

Retail                                     7.3%

Drugs & Health Care Services               7.2%

Aerospace                                  6.2%

Insurance                                  5.6%

Consumer Goods & Services                  5.0%

Finance & Banking                          4.2%

Computer Software - Systems                3.9%

Chemicals                                  3.8%

Telecommunications                         3.8%






































                         Total Return Portfolio
                            December 31, 1996

For the year ended December 31, 1996, the TOTAL RETURN PORTFOLIO provided a total return of 13.70%. This compares to a 13.01% return for the Balanced Fund Index, as reported by Lipper Analytical Services Inc.

Over the past year, the Portfolio held about 55% of its assets in common stocks, preferred stocks and convertible bonds. This allocation provided the bulk of the return for the Portfolio as a whole, as the U.S. stock market posted spectacular gains. For example, the S&P 500 Index had a total return of 22.96% over the 12-month period.

The remainder of the Portfolio was invested in a blend of corporate bonds and U.S. treasury bonds, with an overall duration between 5 and 6 years. The fixed income sector also provided positive returns, but the magnitude was far less than that of the Portfolio's stock holdings. The Lehman Brothers Government/Corporate Bond Index, which is fairly representative of the Portfolio's bond allocation, had a total return of 3.28% during 1996.

During 1996, holdings in the energy and financial services sectors were increased. Bank stocks had strong performance during the year. The earnings of many banks have risen steadily, and an increase in merger activity has made nearly all banks more valuable.

The Portfolio Manager also increased holdings in the health care sector. Strong earnings and industry consolidation have improved the outlook for the stocks of many companies in this sector.

During the year, the Portfolio Manager avoided the technology sector. In his view, many of these stocks have high growth prospects but also have high valuations, which means they often carry greater risk. The Portfolio was also underweighted in consumer companies because of their inability to raise prices. The U.S. consumer continues to demand more value at lower prices.

                                     MASSACHUSETTS FINANCIAL SERVICES COMPANY


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                13.70%         15.95%

Lipper Balanced
 Fund Index              13.01%         15.80%










  The following performance graph provides comparative cummulative total returns of the Total Return Portfolio versus the Lipper Balanced Fund Index, the Lehman Brothers Government/Corporate Bond Index and the S&P 500 Index. The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index will no longer be reported as comparable indices because the investment style of the Lipper Balanced Fund Index compares more closely to the portfolio.

                                                   Lehman Brothers
                   Total Return   Lipper Balanced Government/Corporate  S&P 500
                    Portfolio       Fund Index        Bond Index         Index

October 4, 1994         10,000           10,000              10,000      10,000
October 31, 1994        10,073           10,036               9,989      10,225
November 30, 1994        9,742            9,795               9,971       9,853
December 31, 1994        9,853            9,877              10,037       9,999
January 31, 1995         9,978            9,998              10,230      10,258
February 28, 1995       10,196           10,289              10,467      10,658
March 31, 1995          10,349           10,469              10,537      10,972
April 30, 1995          10,568           10,662              10,683      11,296
May 31, 1995            10,935           11,006              11,131      11,748
June 30, 1995           11,019           11,204              11,220      12,020
July 31, 1995           11,149           11,442              11,176      12,419
August 31, 1995         11,266           11,531              11,319      12,450
September 30, 1995      11,588           11,808              11,435      12,976
October 31, 1995        11,538           11,779              11,603      12,929
November 30, 1995       11,990           12,141              11,794      13,496
December 31, 1995       12,268           12,308              11,968      13,757
January 31, 1996        12,491           12,530              12,042      14,225
February 29, 1996       12,485           12,536              11,787      14,357
March 31, 1996          12,634           12,584              11,688      14,495
April 30, 1996          12,682           12,667              11,607      14,708
May 31, 1996            12,754           12,820              11,587      15,088
June 30, 1996           12,836           12,862              11,743      15,145
July 31, 1996           12,584           12,534              11,770      14,476
August 31, 1996         12,763           12,706              11,742      14,782
September 30, 1996      13,167           13,176              11,951      15,614
October 31, 1996        13,474           13,456              12,229      16,044
November 30, 1996       14,109           14,083              12,454      17,257
December 31, 1996       13,949           13,910              12,316      16,915


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.

The Lipper Balanced Fund Index is the primary benchmark of the Portfolio because its investment style compares more closely to the Portfolio than either the S&P 500 Index or the Lehman Government/Corporate Bond Index. Therefore, the S&P 500 Index and the Lehman Government/Corporate Bond Index will no longer be reported as comparable indices.







  The following shows the distribution by asset type as a percentage of investments for the Total Return Portfolio.


         Asset Type                    Percentage

Common Stocks                                  54.8%

Corporate Bonds                                16.6

U.S. Treasuries                                10.4

Short-Term Investments                          7.6

Mortgage-Backed Securities                      6.7

Other Investments                               3.9











































                           Advantage Portfolio
                            December 31, 1996

The ADVANTAGE PORTFOLIO had a total return of 6.06% during 1996. In comparison, the Salomon Brothers 1-Year Treasury Index had a total return of 5.68% over the same period.

A wealth of strong economic reports was released during the first 6 months of the year. For example, unemployment dropped from 5.8% in January to 5.1% in August. This information caused long-term bond rates to rise. As long-term bond rates increased, bond prices fell. Most bond indices reported zero or negative returns during the first half of the year.

The Advantage Portfolio generated a positive return every month, and it outperformed its benchmark index during the first six months of the year. This performance can be attributed to several factors.

First, the Portfolio Manager reduced the average effective maturity and increased the credit quality of the Portfolio. This made the Portfolio less susceptible to rate moves and poor economic trends. Short-term rates remained relatively constant during 1996. Federal fund rates were lowered by 25 basis points (.25%) in January, but they remained at that level for the rest of the year.

The Portfolio Manager also purchased high coupon callable bonds. These securities generate current income for the Portfolio, and they perform well in a flat to slightly higher rate environment. In addition, these securities usually track to their upcoming call date (rather than their maturity date), which affords the opportunity to buy higher yielding securities.

Finally, the Portfolio Manager conducted extensive research to identify bonds that would potentially have their credit rating upgraded. These efforts were successful on many occasions and, as a result, those investments had higher returns relative to the benchmark index.

The Portfolio is well positioned for the next year. In addition, it has the liquidity and the flexibility to meet the challenges of 1997.

                                          EQUITABLE INVESTMENT SERVICES, INC.


*Inception date 10/4/94


           AVERAGE ANNUAL TOTAL RETURN

                                       Since
                        1 Year       Inception*
                       ---------     ----------
Portfolio                 6.06%          7.20%

Salomon Brothers
 1-Yr. Treasury Index     5.68%          6.42%







  The following performance graph provides comparative cummulative total returns of the Advantage Portfolio versus the Salomon Brothers 1 Year Treasury Index.

                                                Salomon Brothers
                             Advantage          1 Year Treasury
                             Portfolio               Index

October 4, 1994                 10,000                   10,000
October 31, 1994                10,023                   10,041
November 30, 1994               10,063                   10,035
December 31, 1994               10,099                   10,071
January 31, 1995                10,105                   10,172
February 28, 1995               10,181                   10,261
March 31, 1995                  10,213                   10,322
April 30, 1995                  10,324                   10,393
May 31, 1995                    10,464                   10,486
June 30, 1995                   10,547                   10,547
July 31, 1995                   10,639                   10,598
August 31, 1995                 10,726                   10,650
September 30, 1995              10,797                   10,697
October 31, 1995                10,885                   10,757
November 30, 1995               10,958                   10,822
December 31, 1995               11,026                   10,886
January 31, 1996                11,130                   10,956
February 29, 1996               11,195                   10,969
March 31, 1996                  11,211                   11,003
April 30, 1996                  11,253                   11,041
May 31, 1996                    11,302                   11,086
June 30, 1996                   11,363                   11,148
July 31, 1996                   11,405                   11,190
August 31, 1996                 11,455                   11,245
September 30, 1996              11,527                   11,320
October 31, 1996                11,596                   11,406
November 30, 1996               11,656                   11,464
December 31, 1996               11,694                   11,503


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


  The following shows the distribution by asset type as a percentage of investments for the Advantage Portfolio.


         Asset Type                    Percentage

Corporate Bonds                               65.8%

Commercial Paper                               26.7

Mortgage-Backed Securities                      4.1

U.S. Treasuries                                 3.4

                        Value + Growth Portfolio
                            December 31, 1996

The VALUE + GROWTH PORTFOLIO returned 15.49% from its launch on April 1, 1996 through December 31, 1996. This performance compares with returns of 16.70% for the S&P 500 Index and 10.90% for the Russell 2000 Index over the same time period.

Returns for the Value + Growth Portfolio declined during May, June and July as many small- and mid-cap stocks went through a market correction. However, as the market stabilized, the Portfolio produced strong performance through the second half of 1996.

The Portfolio invests in well-managed growth companies, especially in the technology, financial services, banking, health care, and retail sectors.

Managed care programs are proliferating as insurers and corporations are trying to curtail health care costs. Approximately 70 million Americans are likely to enter such programs over the next 20 years. Over the summer, the Portfolio purchased several HMO stocks. Oxford Health Plans, Inc. and United Healthcare Corporation both contributed positively to the performance of the Portfolio.

The technology sector was volatile in 1996. However, several personal computer companies introduced new product lines in the second half of 1996, creating an upgrade cycle as users replaced older computers with faster and better-equipped ones. This stimulated strong demand from the corporate sector. In this area, Dell Computer Corporation and Compaq Computer Corporation both contributed positively to the Portfolio's performance.

Finally, the Portfolio Manager took advantage of continued strength in the banking area of the financial services sector. While banks have benefited from a benign interest rate environment, they continued to implement operating efficiencies that contributed to earnings growth. Citicorp, Boatmen's Bancshares Inc. and Comerica Inc. all produced strong returns for the Portfolio.

                    ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.


*Inception date 4/1/96


                AGGREGATE TOTAL RETURN

                                       Since
                                     Inception*
                                     ----------
Portfolio                               15.49%

S&P 500                                 16.70%

Russell 2000                            10.90%







  The following performance graph provides comparative returns since April 1, 1996 (commencement of investment operations) of the Value + Growth Portfolio versus the S&P 500 Index and the Russell 2000 Index. Return figures are not annualized for periods less than one year.

                       Value + Growth       S&P 500      Russell 2000
                          Portfolio          Index          Index

April 1, 1996                  10,000        10,000           10,000
April 30, 1996                 10,488        10,147           10,538
May 31, 1996                   10,670        10,409           10,961
June 30, 1996                  10,227        10,449           10,514
July 31, 1996                   9,644         9,987            9,596
August 31, 1996                10,033        10,198           10,154
September 30, 1996             10,875        10,772           10,550
October 31, 1996               10,815        11,069           10,386
November 30, 1996              11,854        11,906           10,812
December 31, 1996              11,549        11,670           11,090


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


  The following shows the distribution by industry as a percentage of investments for the Value + Growth Portfolio.


          Industry                     Percentage

Other Equity Securities                        50.1%

Retail                                         12.1

Financial Services                              9.8

Finance & Banking                               8.9

Computer Hardware                               8.0

Computer Software                               6.8

Other Investments                               4.3













                        Growth & Income Portfolio
                            December 31, 1996

The GROWTH & INCOME PORTFOLIO returned 26.19% from its launch on April 1, 1996 through December 31, 1996. This performance compares with a return of 16.70% for the S&P 500 Index over the same period.

In 1996, the Growth & Income Portfolio was broadly diversified across sectors and individual securities. In addition, the Portfolio held a good mix of small-, mid-, and large-cap growth stocks. Diversification and disciplined risk management contributed to the Portfolio's overall performance.

The Portfolio Manager made strong commitments to the technology and energy services sectors during 1996. Both of these sectors made positive contributions to performance during the year.

Technology stocks remained an important component of the Portfolio, as changes in communication and information access continued at a rapid pace. Software, networking systems and datacom industries generated strong returns during the year.

Corporations continued spending to enhance their technology infrastructures, and positions such as BMC Software, Inc. benefited from this trend. BMC is a leading vendor of software that manages and enhances the performance of enterprise-level database and application software.

Positions in the energy and energy services sector included oil/gas drilling well equipment, as well as oil/gas exploration and production.

Rising oil prices were the surprise of 1996. This occurred even though Iraq was finally allowed to sell oil again. Prior to 1996, energy and energy services stocks experienced a long period of underperformance. Oil service stocks have regained pricing power, and earnings visibility is quite strong.

Within the energy and energy services sector, some of the best-performing investments include Veritas DGC, Hvide Marine, Inc., and Pride Petroleum Services.

The Growth and Income Portfolio had a very successful first year, and the Portfolio Manager is looking forward to the opportunities of the new year.

                    ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.


*Inception date 4/1/96


                 AGGREGATE TOTAL RETURN

                                       Since
                                     Inception*
                                     ----------
Portfolio                               26.19%

S&P 500                                 16.70%





  The following performance graph provides comparative returns since April 1, 1996 (commencement of investment operations) of the Growth & Income Portfolio versus the S&P 500 Index. Return figures are not annualized for periods less than one year.

                             Growth & Income      S&P 500
                                Portfolio          Index

April 1, 1996                        10,000         10,000
April 30, 1996                       10,724         10,147
May 31, 1996                         11,480         10,409
June 30, 1996                        11,107         10,449
July 31, 1996                        10,294          9,987
August 31, 1996                      11,034         10,198
September 30, 1996                   11,742         10,772
October 31, 1996                     11,848         11,069
November 30, 1996                    12,504         11,906
December 31, 1996                    12,619         11,670


Total return of the Portfolio includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts thereunder whose proceeds are invested in the Portfolio. Inclusion of these charges would result in reducing the total return figures for the period shown. Results represent past performance and do not indicate future results.


  The following shows the distribution by industry as a percentage of investments for the Growth & Income Portfolio.


          Industry                     Percentage

Other Equity Securities                        45.6%

Other Investments                              18.0

Petroleum Services                              9.9

Real Estate                                     9.8

Finance & Banking                               6.0

Computer Hardware                               5.4

Computer Software                               5.3















                        Report of Independent Auditors



To the Contractholders and Trustees
Equi-Select Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Equi-Select Series Trust (the "Trust") (comprising, respectively, the Money Market, Mortgage-Backed Securities, International Fixed Income, OTC, Research, Total Return, Advantage, Value + Growth, and Growth & Income Portfolios) as of December 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Equi-Select Series Trust at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                      /s/ ERNST & YOUNG LLP



Boston, Massachusetts
February 6, 1997












                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 15.6%
  Federal Home Loan Bank
    5.420%, 01/03/1997                                    $445,000     $444,866
    5.250%, 02/13/1997                                   1,070,000    1,063,290
    5.380%, 05/12/1997                                     530,000      519,624
  Federal Home Loan Mortgage
    5.410%, 01/27/1997                                      80,000       79,688
  Federal National Mortgage Association
    5.250%, 01/21/1997                                     720,000      717,900
    5.430%, 03/06/1997                                     155,000      153,504
                                                                    ------------
  TOTAL U.S. GOVERNMENT AGENCY
  DISCOUNT NOTES - (Cost $2,978,872)                                  2,978,872

SHORT TERM INVESTMENTS - 84.0%
 COMMERCIAL PAPER - 84.0%
 AUTOMOBILES - 6.8%,
  Daimler Benz North America,
    5.320%, 03/10/1997                                     500,000      494,975
  Ford Motor Credit Company,
    5.770%, 01/06/1997                                     255,000      254,796
    5.350%, 01/28/1997                                     550,000      547,793
                                                                    ------------
                                                                      1,297,564

 BEVERAGES - 5.0%
  Pepsico, Inc.,
    5.530%, 01/31/1997                                     954,000      949,604

 CHEMICALS - 6.2%
  Dupont E I De Nemours & Company,
    5.280%, 03/18/1997                                     611,000      604,189
  Monsanto Company,
    5.380%, 01/17/1997                                     575,000      573,625
                                                                    ------------
                                                                      1,177,814

 DRUGS & HEALTH CARE SERVICES - 4.9%
  Schering Corporation,
    5.320%, 01/29/1997                                     515,000      512,869
    5.280%, 04/08/1997                                     435,000      428,811
                                                                    ------------
                                                                        941,680

See accompanying notes.



                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
 COMMERCIAL PAPER (CONTINUED)
 ELECTRIC UTILITIES - 3.5%
  Southern California Edison Company,
    5.350%, 01/13/1997                                    $672,000     $670,802

 ELECTRONICS - 2.5%
  Motorola Credit Corporation,
    5.240%, 02/11/1997                                     490,000      487,076

 ENTERTAINMENT - 3.4%
  Disney (Walt) Company,
    5.390%, 01/21/1997                                     658,000      656,030

 FINANCIAL SERVICES - 9.1%
  Goldman Sachs Group LP,
    5.340%, 04/21/1997                                     880,000      865,641
  Toronto Dominion Holdings,
    5.330%, 02/07/1997                                     640,000      636,494
  Transamerica Finance Group, Inc.,
    5.320%, 03/14/1997                                     250,000      247,340
                                                                    ------------
                                                                      1,749,475

 FOOD PROCESSING - 3.6%
  Philip Morris Companies Incorporated,
    5.300%, 01/14/1997                                     700,000      698,660

 FOREIGN - 4.7%
  Kingdom of Sweden,
    5.340%, 03/27/1997                                     904,000      892,602

 FOREST PRODUCTS - 3.1%
  Weyerhaeuser Company,
    5.300%, 02/06/1997                                     600,000      596,820

 NONDEPOSITORY INSTITUTION - 4.1%
  Eksportfinans A S,
    5.350%, 02/10/1997                                     300,000      298,217
    5.400%, 02/18/1997                                     500,000      496,400
                                                                    ------------
                                                                        794,617


See accompanying notes.




                      EQUI-SELECT SERIES TRUST
                       MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
 COMMERCIAL PAPER (CONTINUED)
 SECURITY AND COMMODITY BROKERS - 11.5%
  CS First Boston Incorporated,
    5.330%, 02/27/1997                                    $541,000     $536,434
  Dean Witter Discover & Company,
    5.310%, 01/10/1997                                     679,000      678,099
  Merrill Lynch & Company Incorporated,
    5.330%, 01/06/1997                                     500,000      499,630
    5.280%, 06/30/1997                                     500,000      486,800
                                                                    ------------
                                                                      2,200,963

 TELECOMMUNICATIONS - 15.6%
  American Telephone & Telegraph Company,
    5.560%, 01/02/1997                                     595,000      594,908
  Ameritech Corporation,
    5.270%, 03/31/1997                                   1,036,000    1,022,502
  Bell Atlantic Financial Services,
    5.350%, 01/23/1997                                     692,000      689,738
  Bellsouth Telecommunications,
    5.280%, 02/04/1997                                     680,000      676,609
                                                                    ------------
                                                                      2,983,757
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $16,097,464)                                               16,097,464
                                                                    ------------


  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE - 99.6%              19,076,336
  OTHER ASSETS LESS LIABILITIES - 0.4%                                   75,996
                                                                    ------------
  NET ASSETS - 100.0%                                               $19,152,332
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.


See accompanying notes.







                      EQUI-SELECT SERIES TRUST
                 MORTGAGE-BACKED SECURITIES PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
MORTGAGE PASS-THROUGHS - 6.3%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.3%
  Country Wide Funding Corporation,
   Mortgage Certificate 1995-4, Class A-4,
    7.500%, 11/25/2025                                    $700,000     $698,797
                                                                    ------------
  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $702,297)                                                     698,797

U.S. GOVERNMENT AND AGENCY SECURITIES - 86.4%
 MORTGAGE-BACKED OBLIGATIONS - 74.7%
  Federal Home Loan Mortgage Corporation
    7.000%, 10/01/2010                                     878,914      879,643
    6.500%, 04/01/2011                                     496,919      488,740
    7.500%, 04/01/2011                                     485,708      493,096
    7.000%, 06/01/2024                                      66,549       65,634
    7.000%, 07/01/2024                                     197,138      194,119
    7.000%, 08/01/2024                                     676,489      666,132
  Federal National Mortgage Association
    6.500%, 01/01/2024                                     413,699      396,762
    6.500%, 02/01/2024                                     353,305      338,840
    6.500%, 06/01/2024                                     218,485      209,267
    8.000%, 04/01/2025                                     476,217      485,594
    8.500%, 12/01/2025                                     428,424      444,087
  Government National Mortgage Association
    6.000%, 12/15/2008                                     247,279      240,170
    6.000%, 01/15/2009                                     229,428      222,832
    8.000%, 05/15/2017                                     531,714      550,319
    8.000%, 06/15/2017                                     206,891      214,130
    8.000%, 07/15/2017                                     101,701      105,260
    7.500%, 01/15/2024                                     380,235      381,660
    7.000%, 08/15/2025                                     502,936      491,776
    7.000%, 03/15/2026                                     458,974      448,931
    7.000%, 03/15/2026                                     505,380      494,323
    8.500%, 07/15/2026                                     485,466      503,064
                                                                    ------------
                                                                      8,314,379

 U.S. GOVERNMENT - 11.7%
  United States Treasury Bond
    7.875%, 11/15/2004                                     400,000      436,500
    11.625%, 11/15/2004                                    660,000      871,405
                                                                    ------------
                                                                      1,307,905
                                                                    ------------
  TOTAL U.S. GOVERNMENT AND AGENCY
  SECURITIES - (Cost $9,499,137)                                      9,622,284

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                 MORTGAGE-BACKED SECURITIES PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS - 11.6%
 INVESTMENT COMPANY - 2.9%
  Merrill Lynch Governmental Fund,
    5.250%*                                               $320,022     $320,022

 U.S. GOVERNMENT AND AGENCY SECURITIES - 8.7%
  Federal Farm Credit Bank
   Consolidated Discount Note,
    5.400%, 01/03/1997                                     500,000      499,850
    5.400%, 01/07/1997                                     475,000      474,572
                                                                    ------------
                                                                        974,422
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $1,294,444)                                                 1,294,444
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $11,495,878) - 104.3%                    11,615,525
  OTHER ASSETS LESS LIABILITIES - (4.3)%                               (477,837)
                                                                    ------------
  NET ASSETS - 100.0%                                               $11,137,688
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*The interest rate shown reflects the rate in effect on December 31, 1996.

See accompanying notes.

















                      EQUI-SELECT SERIES TRUST
                 INTERNATIONAL FIXED INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
GOVERNMENT BONDS - 95.2%
 AUSTRALIA - 2.5% (AUD)
  Commonwealth of Australia
    6.750%, 11/15/2006                                    $350,000     $266,413

 CANADA - 3.7% (CAD)
  Government of Canada
    7.500%, 09/01/2000                                     500,000      393,340

 DENMARK - 3.3% (DKK)
  Kingdom of Denmark
    7.000%, 12/15/2004                                   2,000,000      354,044

 FRANCE - 5.5% (FRF)
  Government of France
    7.000%, 10/12/2000                                   2,000,000      422,280
  Obligation Assimilable du Tresor
    5.500%, 04/25/2004                                     900,000      174,328
                                                                    ------------
                                                                        596,608

 GERMANY - 15.1% (DEM)
  Bundesrepublik
    6.750%, 07/15/2004                                     500,000      348,161
  German Federal Republic
    5.125%, 11/21/2000                                     875,000      584,143
    5.250%, 02/21/2001                                     150,000      100,403
    6.000%, 01/05/2006                                     900,000      593,059
                                                                    ------------
                                                                      1,625,766

 ITALY - 4.9% (ITL)
  Republic of Italy
    10.500%, 04/01/2000                                300,000,000      219,750
    10.000%, 08/01/2003                                400,000,000      301,927
                                                                    ------------
                                                                        521,677
 JAPAN - 4.1% (JPY)
  Japan Government
    2.900%, 12/20/2006                                  50,000,000      436,670






See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                 INTERNATIONAL FIXED INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
GOVERNMENT BONDS (CONTINUED)
 NETHERLANDS - 2.5% (NLG)
  State of Netherlands
    6.000%, 01/15/2006                                    $450,000     $266,638

 SPAIN - 2.9% (ESP)
  Government of Spain
    8.400%, 04/30/2001                                  37,000,000      311,646

 SWEDEN - 1.3% (SEK)
  Kingdom  of Sweden
    6.000%, 02/09/2005                                   1,000,000      141,996

 UNITED KINGDOM - 10.7% (GBP)
  U.K. Treasury
    8.000%, 06/10/2003                                     650,000    1,148,861

 UNITED STATES - 38.7% (USD)
  United States Treasury Note
    7.125%, 09/30/1999                                     750,000      770,859
    6.125%, 09/30/2000                                     300,000      300,047
    5.500%, 12/31/2000                                     500,000      488,828
    7.250%, 08/15/2004                                   1,000,000    1,053,125
    7.000%, 07/15/2006                                   1,200,000    1,247,250
    6.500%, 10/15/2006                                     300,000      301,640
                                                                    ------------
                                                                      4,161,749
                                                                    ------------

 TOTAL GOVERNMENT BONDS
 - (Cost $9,947,551)                                                 10,225,408

SHORT TERM INVESTMENTS - 9.1%
 REPURCHASE AGREEMENT - 9.1%
  Agreement with State Street Bank
   and Trust Company, dated 12/31/1996,
   bearing 4.000%, to be repurchased
   at $980,218 on 01/02/1997 (secured by
   $930,000 par value U.S. Treasury Notes,
   7.000%, due 07/15/2006 with a value
   of $1,003,926)                                          980,000      980,000
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $980,000)                                                     980,000
                                                                    ------------

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                 INTERNATIONAL FIXED INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
  TOTAL INVESTMENTS - (Cost $10,927,551) - 104.3%                   $11,205,408
  OTHER ASSETS LESS LIABILITIES - (4.3)%                               (458,627)
                                                                    ------------
  NET ASSETS - 100.0%                                               $10,746,781
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

GLOSSARY OF TERMS
----------------------------------------------------
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - Deutsche Mark
DKK - Danish Kroner
ESP - Spanish Peseta
FRF - French Franc
GBP - Great British Pound
ITL - Italian Lira
JPY - Japanese Yen
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar


See accompanying notes.




















                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 103.1%
 AUTO PARTS - 0.1%
  Autozone Incorporated, (a)                                 2,100      $57,750

 AUTOMOBILES - 0.0%
  United Auto Group Incorporated, (a)                          100        2,575

 BROADCASTING - 2.1%
  American Radio Systems Corporation, (a)                    2,100       57,225
  Heritage Media Corporation, (a)                           47,200      531,000
  Lin Television Corporation, (a)                            7,200      304,200
  Metro Networks Incorporated, (a)                             400       10,100
                                                                    ------------
                                                                        902,525

 BUSINESS SERVICES - 2.6%
  Forrester Research Incorporated, (a)                         100        2,575
  HCIA Incorporated, (a)                                    28,800      993,600
  IA Corporation I, (a)                                     20,700      121,612
  Information Management Resources Incorporated, (a)           200        4,225
  Sabre Group Holdings Incorporated, (a)                       300        8,363
  Superior Consultant Incorporated, (a)                        100        2,475
  Transaction Systems Architects Incorporated, (a)             200        6,650
  XLConnect Solutions Incorporated, (a)                        100        2,875
                                                                    ------------
                                                                      1,142,375

 COMMERCIAL SERVICES - 3.1%
  ADT Ltd., (a)                                             21,200      484,950
  CB Commercial Real Estate Services
   Group Incorporated, (a)                                   1,400       28,000
  Loewen Group Incorporated                                 21,700      849,012
                                                                    ------------
                                                                      1,361,962

 COMPUTERS & BUSINESS EQUIPMENT - 2.2%
  Cabletron Systems Incorporated, (a)                       28,600      950,950


See accompanying notes.









                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE - 19.1%
  Activision Incorporated, (a)                              19,900     $256,212
  Cadence Design Systems Incorporated, (a)                  12,200      484,950
  Compuserve Incorporated, (a)                              11,000      108,625
  Computer Associates International Incorporated             5,100      253,725
  Cooper & Chyan Technology Incorporated, (a)               16,100      527,275
  DST Systems Incorporated Delaware, (a)                     9,200      288,650
  Edify Corporation, (a)                                    55,000      880,000
  Electronic Arts, (a)                                      50,800    1,520,825
  Epic Design Technology Incorporated, (a)                   5,500      137,500
  Microsoft Corporation, (a)                                10,400      859,300
  Oracle Systems Corporation, (a)                           28,000    1,169,000
  SAP AG, Series 1996 144A ADR*                              1,500       68,250
  Spectrum Holobyte Incorporated, (a)                      228,500    1,713,750
  Trusted Information Systems Incorporated, (a)                200        2,150
  Versatility Incorporated, (a)                                300        4,500
                                                                    ------------
                                                                      8,274,712

 COMPUTER SOFTWARE - SYSTEMS - 13.1%
  Adobe Systems Incorporated                                17,500      654,063
  BMC Software Incorporated, (a)                            26,100    1,079,887
  Cisco Systems Incorporated, (a)                           22,600    1,437,925
  HBO & Company                                              7,200      427,500
  Sun Microsystems Incorporated, (a)                        65,000    1,669,687
  Synopsys Incorporated, (a)                                 8,650      400,063
                                                                    ------------
                                                                      5,669,125

 DOMESTIC OIL - 1.1%
  Carbo Ceramics Incorporated, (a)                          22,800      478,800

 DRUGS & HEALTH CARE SERVICES - 18.5%
  Coventry Corporation, (a)                                 55,800      517,022
  General Nutrition Companies Incorporated, (a)             32,900      555,187
  Health Management Associates Incorporated, (a)             8,000      180,000
  Healthsource Incorporated, (a)                            25,800      338,625
  Healthsouth Corporation, (a)                               3,600      139,050
  Mariner Health Group Incorporated, (a)                    57,700      483,238
  Owen Healthcare Incorporated, (a)                         10,400      275,600


See accompanying notes.





                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 DRUGS & HEALTH CARE SERVICES (CONTINUED)
  Pacificare Health Systems Incorporated, (a)               12,600   $1,023,750
  Regency Health Services, (a)                               8,100       77,963
  Safeguard Health Enterprises, (a)                         11,600      203,000
  United Healthcare Corporation                             18,189      818,505
  Uromed Corporation, (a)                                   67,600      659,100
  Ventritex Incorporated, (a)                               74,700    1,839,487
  Zoll Medical Corporation, (a)                             84,700      910,525
                                                                    ------------
                                                                      8,021,052

 ELECTRICAL EQUIPMENT - 2.1%
  Cable Design Technologies Corporation, (a)                28,700      893,288

 ELECTRONICS -5.6%
  Atmel Corporation, (a)                                     9,600      318,000
  Intel Corporation                                         12,900    1,689,094
  LSI Logic Corporation, (a)                                15,300      409,275
                                                                    ------------
                                                                      2,416,369

 ENTERTAINMENT - 7.1%
  Harrahs Entertainment Incorporated, (a)                   13,900      276,263
  Showboat Incorporated                                     26,100      450,225
  Starsight Telecast Incorporated, (a)                     249,700    2,340,937
                                                                    ------------
                                                                      3,067,425

 FINANCIAL SERVICES - 3.9%
  Advanta Corporation, Class B                               6,300      257,513
  Countrywide Credit Incorporated                            9,000      257,625
  Delta Financial Corporation, (a)                             200        3,600
  Green Tree Financial Corporation                           8,300      320,587
  Metris Companies Incorporated, (a)                           200        4,800
  National Auto Credit Incorporated, (a)                    17,450      209,400
  United Companies Financial Corporation                    24,500      652,312
                                                                    ------------
                                                                      1,705,837

 FOOD & BEVERAGES - 0.1%
  Earthgrains Company                                          700       36,575





See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 GAS EXPLORATION - 0.1%
  Apache Corporation                                           500      $17,688
  Offshore Energy Development Corporation, (a)                 100        1,525
  Snyder Oil Corporation                                       750       13,031
  Titan Exploration Incorporated, (a)                        1,800       21,600
                                                                    ------------
                                                                         53,844

 HOTELS & RESTAURANTS - 0.8%
  Applebees International Incorporated                      11,100      305,250
  PJ America Incorporated, (a)                                 100        1,800
  Promus Hotel Corporation, (a)                              1,800       53,325
                                                                    ------------
                                                                        360,375

 INSURANCE - 1.1%
  Compdent Corporation, (a)                                  9,800      345,450
  Riscorp Incorporated, (a)                                 37,400      135,575
                                                                    ------------
                                                                        481,025

 LEISURE TIME - 0.8%
  Argosy Gaming Corporation, (a)                            62,500      289,062
  Sodak Gaming Incorporated, (a)                             4,100       63,038
                                                                    ------------
                                                                        352,100

 MEDICAL SUPPLIES - 0.9%
  Nobel Biocare                                             11,800      207,628
  St Jude Medical Incorporated, (a)                          3,900      166,237
                                                                    ------------
                                                                        373,865

 MINING - 0.3%
  Southern Africa Minerals Corporation, (a)                168,500      123,056

 PETROLEUM SERVICES - 0.0%
 National-Oilwell Incorporated, (a)                            200        6,150

 RAILROADS & EQUIPMENT - 1.1%
  Kansas City Southern Industries Incorporated               3,500      157,500
  Wisconsin Central Transportation Corporation, (a)          8,300      328,888
                                                                    ------------
                                                                        486,388


See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 RETAIL - 6.2%
  Ann Taylor Stores Corporation, (a)                        18,300     $320,250
  Giordano International                                   280,000      238,929
  Gymboree Corporation, (a)                                 32,500      743,438
  Mazel Stores Incorporated, (a)                               100        2,250
  Nine West Group Incorporated, (a)                          3,600      166,950
  Office Depot Incorporated, (a)                             6,800      120,700
  Rite Aid Corporation                                       7,600      302,100
  The Men's Wearhouse Incorporated, (a)                     10,000      245,000
  Viking Office Products Incorporated, (a)                  20,000      533,750
                                                                    ------------
                                                                      2,673,367

 TELECOMMUNICATIONS - 6.1%
  Aerial Communications Incorporated, (a)                   37,600      305,500
  Airtouch Communications, (a)                              11,600      292,900
  Ascend Communications Incorporated, (a)                    3,400      211,225
  Glenayre Technologies Incorporated, (a)                   43,700      942,281
  Pilipino Telephone, (a)                                   29,900       25,296
  Rogers Cantel Mobile Incorporated, Class B, (a)           43,700      846,687
  West TeleServices Corporation, (a)                           400        9,100
                                                                    ------------
                                                                      2,632,989

 TELEPHONE - 5.0%
  MCI Communications Corporation                            37,100    1,212,706
  Telephone & Data Systems Incorporated                     26,000      942,500
                                                                    ------------
                                                                      2,155,206
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS - (Cost $43,531,688)                                     44,679,685

PREFERRED STOCK - 0.4%
 COMPUTER SOFTWARE - 0.4%
  SAP AG                                                     1,100      153,691
                                                                    ------------
  TOTAL PERFERRED STOCK
  - (Cost $174,935)                                                     153,691







See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                           OTC PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CONVERTIBLE BONDS - 0.0%
 MEDICAL SUPPLIES - 0.0%
  Ventritex Incorporated, Senior Subordinated Note,
   Convertible 5.750%, 08/15/2001                          $10,000      $15,775
                                                                    ------------
  TOTAL CONVERTIBLE BONDS
  - (Cost $10,000)                                                       15,775

SHORT TERM INVESTMENTS - 2.8%
 FEDERAL AGENCIES - 2.8%
  Federal Home Loan Mortgage Discount Note,
   5.370%, 01/14/1997                                    1,200,000    1,197,673
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $1,197,673)                                                 1,197,673

  TOTAL INVESTMENTS - (Cost $44,914,296) - 106.3%                    46,046,824
  OTHER ASSETS LESS LIABILITIES - (6.3)%                             (2,725,244)
                                                                    ------------
  NET ASSETS - 100.0%                                               $43,321,580
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securties Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depositary Receipts.

See accompanying notes.














                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 98.4%
 AEROSPACE - 6.6%
  General Dynamics Corporation                               9,700     $683,850
  Lockheed Martin Corporation                               12,500    1,143,750
  McDonnell Douglas Corporation                             19,000    1,216,000
  Newport News Shipbuilding Incorporated, (a)               36,400      546,000
  United Technologies Corporation                           21,000    1,386,000
                                                                    ------------
                                                                      4,975,600

 BROADCASTING - 0.9%
  Clear Channel Communications Incorporated, (a)             4,200      151,725
  Jacor Communications Incorporated, (a)                    19,400      531,075
                                                                    ------------
                                                                        682,800

 BUILDING MATERIALS - 0.9%
  Sherwin Williams Company                                  11,900      666,400

 BUSINESS SERVICES - 2.5%
  Accustaff Incorporated, (a)                               42,800      904,150
  First Data Corporation                                    16,000      584,000
  Technology Solutions Company, (a)                          8,900      369,350
                                                                    ------------
                                                                      1,857,500

 CHEMICALS - 4.1%
  Air Products & Chemicals Incorporated                     18,900    1,306,463
  Betzdearborn Incorporated                                  2,500      146,250
  Praxair Incorporated                                      35,500    1,637,437
                                                                    ------------
                                                                      3,090,150

 COMMERCIAL SERVICES - 0.3%
  ISS International                                          7,500      197,342

 COMPUTER SOFTWARE - 8.5%
  Cadence Design Systems Incorporated, (a)                  15,400      612,150
  Cisco Systems Incorporated, (a)                           11,500      731,687
  Computer Associates International Incorporated             9,850      490,038
  Compuware Corporation, (a)                                 5,300      265,663
  DST Systems Incorporated Delaware, (a)                    17,500      549,063
  Electronic Arts, (a)                                      19,100      571,806




See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE (CONTINUED)
  Enator AB, (a)                                             7,700     $197,019
  Enator AB, (a)                                             1,200       30,264
  Microsoft Corporation, (a)                                15,900    1,313,737
  Oracle Systems Corporation, (a)                           35,600    1,486,300
  TT Tieto OY                                                1,600      135,270
                                                                    ------------
                                                                      6,382,997

 COMPUTER SOFTWARE - SYSTEMS - 4.2%
  Adobe Systems Incorporated                                13,900      519,513
  Affiliated Computer Services Incorporated,
   Class A, (a)                                              2,400       71,400
  BMC Software Incorporated, (a)                            17,900      740,612
  Cabletron Systems Incorporated, (a)                       13,100      435,575
  Sun Microsystems Incorporated, (a)                        25,300      649,894
  Sybase Incorporated, (a)                                  11,100      185,231
  Synopsys Incorporated, (a)                                11,700      541,125
                                                                    ------------
                                                                      3,143,350

 CONGLOMERATES - 1.4%
  Wharf Holdings                                           207,000    1,033,060

 CONSUMER GOODS & SERVICES - 5.4%
  Gillette Company                                          16,100    1,251,775
  Philip Morris Companies Incorporated                      13,200    1,486,650
  Procter & Gamble Company                                  12,200    1,311,500
                                                                    ------------
                                                                      4,049,925

 COSMETICS & TOILETRIES - 1.0%
  Lauder Estee Companies Incorporated                        7,800      396,825
  Revlon Incorporated, (a)                                  11,300      337,588
                                                                    ------------
                                                                        734,413

 DOMESTIC OIL - 1.1%
  PanEnergy Corporation                                     18,100      814,500

 DRUGS & HEALTH CARE SERVICES - 7.7%
  Astra AB                                                  21,600    1,042,010
  Coventry Corporation, (a)                                 13,400      124,159
  Novartis AG, (a)                                             307      351,221


See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 DRUGS & HEALTH CARE SERVICES (CONTINUED)
  Pacificare Health Systems Incorporated,
    Class A, (a)                                             7,500     $609,375
  Pacificare Health Systems Incorporated,
    Class B, (a)                                             4,900      417,725
  St Jude Medical Incorporated, (a)                         28,950    1,233,994
  United Healthcare Corporation                             23,700    1,066,500
  Uromed Corporation, (a)                                   34,700      338,325
  Ventritex Incorporated, (a)                               23,600      581,150
  Zoll Medical Corporation, (a)                              4,400       47,300
                                                                    ------------
                                                                      5,811,759

 ELECTRONICS - 1.2%
  Analog Devices Incorporated, (a)                          10,500      355,687
  Lattice Semiconductor Corporation, (a)                     3,000      138,000
  Xilinx Incorporated, (a)                                  10,400      382,850
                                                                    ------------
                                                                        876,537

 ENTERTAINMENT - 1.7%
  MGM Grand Incorporated, (a)                               13,800      481,275
  Showboat Incorporated                                     11,900      205,275
  Viacom Incorporated, (a)                                  17,900      624,262
                                                                    ------------
                                                                      1,310,812

 FINANCE & BANKING - 4.6%
  Bank of Boston Corporation                                 9,040      580,820
  Chase Manhattan Corporation                               12,676    1,131,333
  Compass Bancshares Incorporated                            1,600       63,600
  Crestar Financial Corporation                              3,400      252,875
  Fleet Financial Group Incorporated                         9,300      463,837
  Union Planters Corporation                                18,762      731,718
  Wing Hang Bank Ltd.                                       44,000      199,677
                                                                    ------------
                                                                      3,423,860

 FINANCIAL SERVICES - 2.1%
  Advanta Corporation, Class B                              19,500      797,062
  Allstate Corporation                                      13,200      763,950
                                                                    ------------
                                                                      1,561,012


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 FOOD & BEVERAGES - 0.5%
  Pepsico Incorporated                                      13,600     $397,800

 FOOD PROCESSING - 2.8%
  Earthgrains Company                                        8,100      423,225
  Huhtamaki OY                                              10,500      488,478
  McCormick & Company Incorporated                          18,600      438,263
  Tyson Foods Incorporated Delaware                         22,200      760,350
                                                                    ------------
                                                                      2,110,316

 FOREST PRODUCTS - 1.9%
  Kimberly Clark Corporation                                14,800    1,409,700

 GAS EXPLORATION - 0.4%
  Newfield Exploration Company, (a)                         10,000      260,000

 GAS & PIPELINE UTILITIES - 1.2%
  Coastal Corporation                                       18,100      884,637

 HOUSEHOLD PRODUCTS - 1.8%
  Colgate Palmolive Company                                 14,600    1,346,850

 INDUSTRIAL MACHINERY - 1.7%
  Case Corporation                                          23,800    1,297,100

 INSURANCE - 6.0%
  Amerin Corporation, (a)                                    7,700      198,275
  Chubb Corporation                                          8,900      478,375
  Cigna Corporation                                          9,100    1,243,288
  Conseco Incorporated                                       6,500      414,375
  ITT Hartford Group Incorporated                            9,800      661,500
  Penncorp Financial Group Incorporated                     31,100    1,119,600
  Riscorp Incorporated, (a)                                  5,200       18,850
  Union Assured Federal                                      3,300      407,054
                                                                    ------------
                                                                      4,541,317

 LODGING - 3.5%
  HFS Incorporated, (a)                                     21,100    1,260,725
  Host Marriott Corporation, (a)                            52,600      841,600
  Jarvis Hotels*                                           147,600      407,120
  Promus Hotel Corporation, (a)                              3,750      111,094
                                                                    ------------
                                                                      2,620,539

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 MACHINE DIVERSIFIED - 0.8%
  Stanley Works                                             23,000     $621,000

 MEDICAL SUPPLIES - 0.4%
  Nobel Biocare                                             18,600      327,278

 OIL & GAS - 3.6%
  Barrett Resources Corporation, (a)                        11,300      481,662
  British Petroleum PLC                                      6,433      909,465
  Mobil Corporation                                          6,900      843,525
  Transocean Offshore Incorporated                           7,500      469,688
                                                                    ------------
                                                                      2,704,340

 PHARMACEUTICALS - 2.0%
  Pfizer Incorporated                                        7,400      613,275
  Pharmacia & Upjohn Incorporated                           13,200      523,050
  Rhone Poulenc Rorer Incorporated                           5,000      390,625
                                                                    ------------
                                                                      1,526,950

 RAILROADS & EQUIPMENT - 2.4%
  Conrail Incorporated                                       5,127      510,777
  Wisconsin Central Transportation Corporation, (a)         32,800    1,299,700
                                                                    ------------
                                                                      1,810,477

 RETAIL - 7.9%
  Alco Standard Corporation                                 15,000      774,375
  AnnTaylor Stores Corporation, (a)                         21,900      383,250
  Compusa Incorporated, (a)                                 28,100      579,563
  Giordano International                                   416,000      354,981
  Gymboree Corporation, (a)                                 19,400      443,775
  Hollywood Entertainment Corporation, (a)                   8,200      151,700
  Home Depot Incorporated                                    9,600      481,200
  Kwik Fit Holdings                                         98,100      365,543
  Lowes Companies Incorporated                              10,800      383,400
  Nike Incorporated                                          6,400      382,400
  Reebok International Ltd.                                  5,300      222,600
  Safeway Incorporated, (a)                                 22,800      974,700
  Staples Incorporated, (a)                                 17,300      312,481
  Storehouse PLC                                            22,700      100,530
                                                                    ------------
                                                                      5,910,498

See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 TELECOMMUNICATIONS - 4.1%
  Glenayre Technologies Incorporated, (a)                   23,100     $498,094
  Korea Mobile Telecomm ADR                                 23,648      304,468
  Loral Space & Communications, (a)                         30,100      553,087
  Lucent Technologies Incorporated                          10,800      499,500
  MCI Communications Corporation                            26,100      853,144
  Ote Greek Telecom                                         12,000      205,018
  Pilipino Telephone, (a)                                  172,000      145,513
                                                                    ------------
                                                                      3,058,824

 TELECOMMUNICATION EQUIPMENT - 0.2%
  Ascend Communications Incorporated, (a)                    2,900      180,163

 TIRES & RUBBER - 0.5%
  BF Goodrich Company                                        9,600      388,800

 TOYS & AMUSEMENTS - 1.0%
  Tyco International Ltd                                    14,700      777,262

 TRANSPORTATION - 0.9%
  Burlington Northern Santa Fe                               8,000      691,000

 UTILITIES - 0.6%
  Telecom Italia Mobile                                    332,300      474,245
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS - (Cost $66,912,582)                                     73,951,113

PREFERRED STOCK - 0.1%
 COMPUTER SOFTWARE - 0.1%
  SAP AG                                                       800      111,775
                                                                    ------------
  TOTAL PREFERRED STOCK
  - (Cost $131,354)                                                     111,775











See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                          RESEARCH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS - 8.8%
 FEDERAL AGENCIES - 8.8%
  Federal Home Loan Bank,
   Discount Note,
    5.500%, 01/10/1997                                  $2,300,000   $2,296,838

  Federal Home Loan Mortgage Association,
   Discount Note,
    5.380%, 01/16/1997                                   1,328,000    1,325,023

  Student Loan Marketing Association,
   Discount Note,
    6.300%, 01/02/1997                                   3,000,000    2,999,475
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $6,621,336)                                                 6,621,336
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $73,665,272) - 107.3%                    80,684,224
  OTHER ASSETS LESS LIABILITIES - (7.3)%                             (5,505,382)
                                                                    ------------
  NET ASSETS - 100.0%                                               $75,178,842
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

ADR - American Depositary Receipts.

See accompanying notes.










                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
MORTGAGE PASS-THROUGHS - 0.2%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
  BCF LLC, Mortgage Pass-through
   Certificate Series 1996 R1,
    7.750%, 09/25/2026*                                    $99,752      $96,666
                                                                    ------------
  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $95,482)                                                       96,666

                                                          Shares
                                                       ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 56.3%
 AEROSPACE - 2.9%
  General Dynamics Corporation                               4,500      317,250
  Lockheed Martin Corporation                                2,200      201,300
  Newport News Shipbuilding Incorporated, (a)                  180        2,700
  Raytheon Company                                           6,900      332,062
  United Technologies Corporation                           12,500      825,000
                                                                    ------------
                                                                      1,678,312

 ALUMINUM - 0.5%
  Aluminum Company of America                                4,300      274,125

 APPAREL & TEXTILES - 0.6%
  VF Corporation                                             5,200      351,000

 AUTO PARTS - 0.4%
  Dana Corporation                                           6,500      212,063

 AUTOMOBILES - 0.8%
  Ford Motor Company                                         9,000      286,875
  General Motors Corporation                                 1,500       83,625
  Volvo Aktiebolaget ADR                                     3,900       84,825
                                                                    ------------
                                                                        455,325

 BUILDING MATERIALS - 0.4%
  Sherwin Williams Company                                   3,900      218,400






See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 CHEMICALS - 2.9%
  Air Products & Chemicals Incorporated                      2,000     $138,250
  Dow Chemical Company                                       2,200      172,425
  DuPont, E I De Nemours & Company                           4,100      386,937
  Nalco Chemical Company                                     5,400      195,075
  Olin Corporation                                           3,600      135,450
  Praxair Incorporated                                       3,900      179,888
  Rohm & Haas Company                                        3,800      310,175
  Witco Corporation                                          4,600      140,300
                                                                    ------------
                                                                      1,658,500

 COMPUTERS & BUSINESS EQUIPMENT - 0.9%
  Digital Equipment Corporation, (a)                         6,600      240,075
  International Business Machines                            1,800      271,800
                                                                    ------------
                                                                        511,875

 CONGLOMERATES - 0.3%
  Eastern Enterprises                                        4,000      141,500
  Tenneco Incorporated, (a)                                    900       40,613
                                                                    ------------
                                                                        182,113

 CONSUMER GOODS & SERVICES - 1.3%
  Avon Products Incorporated                                 1,400       79,975
  Philip Morris Companies Incorporated                       6,050      681,381
                                                                    ------------
                                                                        761,356

 DOMESTIC OIL - 0.7%
  PanEnergy Corporation                                      8,800      396,000

 DRUGS & HEALTH CARE SERVICES - 3.6%
  American Home Products Corporation                         5,600      328,300
  Astra AB                                                   4,400      215,600
  Columbia/HCA Healthcare Corporation                        4,900      199,675
  National Health Investments Incorporated                     300       11,362
  Novartis AG, (a)                                             437      500,852
  Smithkline Beecham PLC, ADR                                7,400      503,200
  United Healthcare Corporation                              6,200      279,000
                                                                    ------------
                                                                      2,037,989


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 ELECTRICAL EQUIPMENT - 1.6%
  General Electric Company                                   6,700     $662,462
  Honeywell Incorporated                                     3,450      226,838
                                                                    ------------
                                                                        889,300

 ELECTRIC UTILITIES - 1.9%
  Allegheny Power Systems Incorporated                       3,400      103,275
  DPL Incorporated                                           3,000       73,500
  FPL Group Incorporated                                     6,200      285,200
  Peco Energy Company                                        3,700       93,425
  Pinnacle West Capital Corporation                          6,300      200,025
  Portland General Corporation                               4,900      205,800
  Texas Utilities Company                                    3,700      150,775
                                                                    ------------
                                                                      1,112,000

 ELECTRONICS - 0.1%
  Analog Devices Incorporated, (a)                           1,300       44,038

 ENVIRONMENTAL CONTROL - 0.3%
  Browning Ferris Industries Incorporated                    5,800      152,250

 FEDERAL AGENCIES - 0.6%
  Federal Home Loan Mortgage Corporation                     3,000      330,375

 FINANCE & BANKING - 4.9%
  Bank of Boston Corporation                                 5,400      346,950
  Bank of New York Incorporated                             11,300      381,375
  Chase Manhattan Corporation                                6,428      573,699
  Comerica Incorporated                                      1,400       73,325
  Crestar Financial Corporation                              2,000      148,750
  Fleet Financial Group Incorporated                         7,700      384,037
  Nationsbank Corporation                                    4,800      469,200
  Southern National Corporation                             11,600      420,500
                                                                    ------------
                                                                      2,797,836







See accompanying notes.



                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 FINANCIAL SERVICES - 3.3%
  Allstate Corporation                                       6,300     $364,612
  American Express Company                                   6,700      378,550
  Associates First Capital Corporation                         800       35,300
  National City Corporation                                 10,000      448,750
  Northern Trust Corporation                                 2,400       87,000
  Norwest Corporation                                        7,000      304,500
  Travelers Incorporated                                     6,133      278,285
                                                                    ------------
                                                                      1,896,997

 FOOD & BEVERAGES - 1.1%
  Anheuser Busch Companies Incorporated                      1,400       56,000
  General Mills Incorporated                                 4,500      285,188
  Lion Nathan Limited                                        7,700       18,454
  McCormick & Company Incorporated                           4,900      115,456
  Pepsico Incorporated                                       5,000      146,250
                                                                    ------------
                                                                        621,348

 FOREST PRODUCTS - 0.3%
  Weyerhaeuser Company                                       3,600      170,550


 GAS EXPLORATION - 1.7%
  Occidental Petroleum Corporation                          13,600      317,900
  Repsol S.A. ADR                                            5,300      202,062
  USX-Marathon Group                                        19,800      472,725
                                                                    ------------
                                                                        992,687

 GAS & PIPELINE UTILITIES - 1.4%
  Coastal Corporation                                        6,600      322,575
  El Paso Natural Gas Company                                   84        4,227
  Pacific Enterprises                                        1,700       51,637
  Sonat Incorporated                                         4,000      206,000
  Williams Companies Incorporated                            5,640      211,500
                                                                    ------------
                                                                        795,939

 HOUSEHOLD PRODUCTS - 0.6%
  Colgate Palmolive Company                                  3,100      285,975
  Rubbermaid Incorporated                                    3,300       75,075
                                                                    ------------
                                                                        361,050

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 INSURANCE - 2.4%
  Chubb Corporation                                          4,300     $231,125
  Cigna Corporation                                          3,300      450,862
  St. Paul Companies, Incorporated                           6,000      351,750
  Torchmark Incorporated                                     6,600      333,300
                                                                    ------------
                                                                      1,367,037

 MACHINE DIVERSIFIED - 1.0%
  Deere & Company                                            9,300      377,813
  Stanley Works                                              8,200      221,400
                                                                    ------------
                                                                        599,213

 MANUFACTURING - 1.7%
  Allied Signal Incorporated                                 7,200      482,400
  American Brands Incorporated                               3,700      183,612
  Cooper Industries Incorporated                             3,700      155,863
  Dexter Corporation                                         5,000      159,375
                                                                    ------------
                                                                        981,250

 MEDICAL SUPPLIES - 0.5%
  Baxter International Incorporated                          4,300      176,300
  St Jude Medical Incorporated, (a)                          2,000       85,250
                                                                    ------------
                                                                        261,550

 METALS - 0.1%
  Phelps Dodge Corporation                                   1,000       67,500

 OIL & GAS - 6.0%
  Amoco Corporation                                          4,400      354,200
  Atlantic Richfield Company                                 2,400      318,000
  British Petroleum PLC                                      4,927      696,555
  Exxon Corporation                                          4,200      411,600
  Mobil Corporation                                          3,400      415,650
  Royal Dutch Petroleum Company                              3,300      563,475
  Sun Incorporated                                           1,200       29,250
  Texaco Incorporated                                        4,200      412,125
  Union Pacific Resources Group Incorporated                 7,200      210,600
                                                                    ------------
                                                                      3,411,455


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 PETROLEUM SERVICES - 0.8%
  Schlumberger Ltd.                                          3,700     $369,538
  Ultramar Corporation                                       2,000       63,250
                                                                    ------------
                                                                        432,788

 PHARMACEUTICALS - 1.0%
  Pharmacia & Upjohn Incorporated                            7,900      313,038
  Rhone Poulenc Rorer Incorporated                           3,600      281,250
                                                                    ------------
                                                                        594,288

 PHOTOGRAPHY - 0.8%
  Eastman Kodak Company                                      5,900      473,475

 POLLUTION CONTROL - 0.3%
  WMX Technologies Incorporated                              5,700      185,963

 RAILROADS & EQUIPMENT - 0.8%
  Canadian National Railway Company                          1,200       45,658
  CSX Corporation                                            3,300      139,425
  Illinois Central Corporation                               8,700      278,400
                                                                    ------------
                                                                        463,483

 REAL ESTATE - 0.8%
  Arden Reality Group Incorporated                           2,000       55,500
  Hospitality Properties Trust                               8,000      232,000
  Meditrust Corporation                                      4,800      192,000
                                                                    ------------
                                                                        479,500

 RETAIL - 1.4%
  May Department Stores Company                              3,300      154,275
  Rite Aid Corporation                                       1,600       63,600
  Sears, Roebuck & Company                                   6,300      290,587
  Wal Mart Stores Incorporated                               5,800      132,675
  York International Corporation                             3,000      167,625
                                                                    ------------
                                                                        808,762

 STEEL - 0.2%
  Timet Capital Trust I,* (a)                                2,400      130,500



See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 TELECOMMUNICATIONS - 0.9%
  GTE Corporation                                            8,800     $400,400
  Telephone & Data Systems Incorporated                      2,800      101,500
                                                                    ------------
                                                                        501,900

 TELEPHONE - 1.2%
  Ameritech Corporation                                      3,300      200,062
  AT&T Corporation                                           1,100       47,850
  MCI Communications Corporation                            13,200      431,475
                                                                    ------------
                                                                        679,387

 TIRES & RUBBER - 0.9%
  BF Goodrich Company                                       12,000      486,000

 TOBACCO - 0.1%
  Dimon Incorporated                                         3,600       83,250

 TRANSPORTATION - 0.6%
  Burlington Northern Santa Fe                               4,000      345,500

 UTILITIES - 1.7%
  Bellsouth Corporation                                      6,700      270,512
  Carolina Power & Light Company                             7,100      259,150
  CMS Energy Corporation                                     8,000      269,000
  UGI Corporation New                                        8,100      181,238
                                                                    ------------
                                                                        979,900
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $28,334,003)                                               32,234,129

                                                        Principal
                                                          Amount
CORPORATE BONDS AND NOTES - 16.8%                      ------------
 AEROSPACE - 0.4%
  Jet Equipment, Series A-10 144A
    9.410%, 06/15/2010*                                    $50,000       57,692
    8.640%, 11/01/2012*                                     48,584       52,709
    10.690%, 05/01/2015*                                    10,000       12,072
  Northrop Grumman Corporation
    9.375%, 10/15/2024                                     100,000      110,551
                                                                    ------------
                                                                        233,024


See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 AIRLINES - 0.9%
  Continental Airlines, 144A
    9.500%, 12/15/2001*                                   $150,000     $153,000
    9.500%, 10/15/2013*                                    100,000      112,491
    10.220%, 07/02/2014*                                    24,995       29,275
  Delta Air Lines Incorporated
    8.500%, 03/15/2002                                     100,000      105,881
    10.375%, 12/15/2022                                     50,000       62,944
  Quantas Airways Ltd.
    7.500%, 06/30/2003*                                     50,000       51,136
                                                                    ------------
                                                                        514,727

 BROADCASTING - 1.1%
  Continental Cablevision Incorporated
    8.300%, 05/15/2006                                     100,000      106,527
  Tele-Communications Incorporated
    7.385%, 08/27/2001                                     525,000      530,198
                                                                    ------------
                                                                        636,725

 BUILDING CONSTRUCTION - 0.2%
  Owens Corning Fiberglass Corporation
    8.875%, 06/01/2002                                      10,000       10,844
  USG Corporation
    9.250%, 09/15/2001                                     100,000      106,500
                                                                    ------------
                                                                        117,344

 COMMERCIAL SERVICES - 0.6%
  Loewen Group Interest, 144A
    7.500%, 04/15/2001*                                    220,000      220,275
  Stewart Enterprises Incorporated
    6.700%, 12/01/2003                                     100,000       99,019
                                                                    ------------
                                                                        319,294

 COMPUTERS & BUSINESS EQUIPMENT - 0.2%
  International Business Machines
    7.125%, 12/01/2096                                     100,000       95,083




See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 CONTAINERS & GLASS - 0.2%
  Crown Cork & Seal Finance
    7.000%, 12/15/2006                                    $100,000      $99,136

 DRUGS & HEALTH CARE SERVICES - 0.1%
  Tenet Healthcare Corporation
    8.625%, 12/01/2003                                      40,000       42,200
    10.125%, 03/01/2005                                     10,000       11,075
                                                                    ------------
                                                                         53,275
 ELECTRIC UTILITIES - 2.9%
  Arkansas Power & Light Company
    8.750%, 03/01/2026                                      20,000       20,604
  El Paso Electric Company
    8.900%, 02/01/2006                                     100,000      104,264
  Empresa Electric Peh
    7.300%, 05/01/2003                                     300,000      303,273
  Empresa Electrica Del Norte, 144A
    7.750%, 03/15/2006*                                     50,000       50,408
  Enersis SA
    6.900%, 12/01/2006                                      95,000       92,719
  First PV Funding Corporation
    10.300%, 01/15/2014                                    220,000      234,300
    10.150%, 01/15/2016                                     30,000       31,875
  Long Island Lighting Company
    8.900%, 07/15/2019                                     100,000      102,025
    9.000%, 11/01/2022                                     150,000      157,875
    9.625%, 07/01/2024                                      10,000       10,635
  Louisiana Power & Light Company
    10.670%, 01/02/2017                                     10,000       10,703
    10.670%, 01/02/2017                                     10,000       10,703
    8.750%, 03/01/2026                                      10,000       10,470
  Midland Funding Corporation II
    11.750%, 07/23/2005                                     10,000       11,072
  Niagara Mohawk Power Corporation
    8.000%, 06/01/2004                                     150,000      144,102
  Oryx Energy Company
    10.000%, 04/01/2001                                    100,000      109,769
  PacifiCorp Holdings PPW, 144A
    7.200%, 04/01/2006*                                     50,000       49,587





See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 ELECTRIC UTILITIES (CONTINUED)
  System Energy Resources Incorporated
    7.800%, 08/01/2000                                    $100,000     $101,208
  Texas-New Mexico Power Company
    12.500%, 01/15/1999                                    100,000      108,635
  Utilicorp United Incorporated
    8.450%, 11/15/1999                                      10,000       10,461
                                                                    ------------
                                                                      1,674,688

 ENTERTAINMENT - 1.0%
  Circus Circus Enterprises Incorporated
    6.700%, 11/15/2096                                     100,000       98,352
  Time Warner Incorporated
    7.450%, 02/01/1998                                     250,000      252,753
    8.375%, 03/15/2023                                     200,000      202,774
                                                                    ------------
                                                                        553,879

 FINANCE & BANKING - 1.1%
  ABN Amro Bank NV Chicago Branch
    7.300%, 12/01/2026                                     100,000       95,080
  Auburn Hills Trust
    12.000%, 05/01/2020                                     15,000       22,739
  Bankamerica Capital II
    8.000%, 12/15/2026                                     100,000      101,370
  Capital One Bank
    6.750%, 11/06/2000                                     100,000       99,875
  Hubco Company, 144A
    8.200%, 09/15/2006*                                    100,000      104,375
  MBNA Capital I
    8.278%, 12/01/2026                                     100,000      100,375
  NB Capital Trust II
    7.830%, 12/15/2026                                     100,000       99,695
                                                                    ------------
                                                                        623,509









See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FINANCIAL SERVICES - 2.6%
  Advanta Capital Trust I, 144A
    8.990%, 12/17/2026*                                   $100,000     $100,155
  Advanta Corporation
    7.470%, 09/10/2001                                     100,000      101,724
  Alex Brown Incorporated
    7.625%, 08/15/2005                                      40,000       40,810
  American Re Corporation, 144A
    7.450%, 12/15/2026*                                    100,000      100,081
  Capital One Financial Corporation
    7.250%, 12/01/2003                                     100,000       98,750
  ContiFinancial Corporation
    8.375%, 08/15/2003                                      50,000       51,500
  Equitable Life Assured Society
    7.700%, 12/01/2015                                     120,000      119,950
  Financiera Energetica
    9.375%, 06/15/2006                                      50,000       53,125
  First USA Capital Trust I, 144A
    9.330%, 01/15/2027*                                    100,000       99,897
  Humpuss Funding Corporation, 144A
    7.720%, 12/15/2009*                                    100,000       98,713
  Lehman Brothers Holdings Incorporated
    6.400%, 12/27/1999                                     100,000       99,480
    7.125%, 09/15/2003                                     100,000       99,923
    7.500%, 08/01/2026                                     100,000      101,389
  Mellon Capital II
    7.995%, 01/15/2027                                     100,000      100,000
  Salton Sea Funding Corporation
    7.370%, 05/30/2005                                      20,000       19,971
    7.840%, 05/30/2010                                     100,000      100,547
  State Street Institutional Capital A,
   Series A 144A
    7.940%, 12/30/2026*                                    100,000       97,625
                                                                    ------------
                                                                      1,483,640









See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FOOD & BEVERAGES - 0.6%
  Price Costco Incorporated
   7.125%, 06/15/2005                                     $100,000     $100,012
  RJR Nabisco Incorporated
   8.750%, 04/15/2004                                      125,000      126,158
   8.750%, 07/15/2007                                      120,000      119,815
   7.550%, 06/15/2015                                       20,000       19,835
                                                                    ------------
                                                                        365,820

 FOREST PRODUCTS - 0.3%
  Boise Cascade Corporation
    7.430%, 10/10/2005                                     100,000      101,625
  Canadian Pacific Forest Products Ltd.
   9.250%, 06/15/2002                                       50,000       50,799
  Georgia Pacific Corporation
   9.875%, 11/01/2021                                       10,000       11,178
                                                                    ------------
                                                                        163,602

 GAS EXPLORATION - 1.2%
  Enserch Exploration Incorporated, 144A
    7.540%, 01/02/2009*                                    100,000       98,500
  Gulf Canada Resources Ltd.
    8.350%, 08/01/2006                                     100,000      104,250
  Husky Oil Ltd.
    7.125%, 11/15/2006                                     240,000      240,010
  Petroliam Nasional Berhad, 144A
    7.625%, 10/15/2026*                                    250,000      252,017
                                                                    ------------
                                                                        694,777

 GAS & PIPELINE UTILITIES - 0.3%
  Coastal Corporation
   7.750%, 10/15/2035                                      200,000      203,614









See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 INSURANCE - 0.2%
  Fairfax Financial Holdings Ltd.
   8.300%, 04/15/2026                                      $15,000      $15,651
  Liberty Mutual Insurance Company, 144A
   8.200%, 05/04/2007*                                      20,000       21,239
  Nationwide Mutual Life, 144A
   7.500%, 02/15/2024*                                     100,000       93,202
                                                                    ------------
                                                                        130,092

 MANUFACTURING - 0.2%
  Mark IV Industries Incorporated, 144A
   7.750%, 04/01/2006*                                     125,000      122,813

 OIL & GAS - 1.4%
  Louis Dreyfus Natural Gas Corporation
    9.250%, 06/15/2004                                     100,000      108,000
  Mitchell Energy & Development Corporation
    6.750%, 02/15/2004                                     100,000       93,390
  NGC Corporation
    7.625%, 10/15/2026                                     100,000      101,495
  Oryx Energy Company
    8.000%, 10/15/2003                                     100,000      101,175
    8.375%, 07/15/2004                                     100,000      103,753
  Ras Laffan Liquefied Natural Gas, 144A
    8.294%, 03/15/2014*                                    100,000      100,250
  Tosco Corporation
    7.625%, 05/15/2006                                     200,000      206,484
                                                                    ------------
                                                                        814,547

 REAL ESTATE - 0.2%
  Taubman Reality Group Ltd. Partner
    8.000%, 07/30/2001                                     100,000      103,213

 TELECOMMUNICATIONS - 0.4%
  360 Communications
    7.500%, 03/01/2006                                     133,000      131,924
  Total Access Communication, 144A
    8.375%, 11/04/2006*                                    100,000      100,331
                                                                    ------------
                                                                        232,255




See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 TOBACCO - 0.2%
  Philip Morris Companies Incorporated
    7.650%, 07/01/2008                                    $100,000     $102,127

 UTILITIES - 0.5%
  California Energy Incorporated
    0.000%, 01/15/2004 (b)                                  75,000       79,031
  Cleveland Electric Illuminating Company
    9.250%, 07/29/1999                                     100,000      104,396
    9.375%, 03/01/2017                                     100,000      102,561
                                                                    ------------
                                                                        285,988
                                                                    ------------
  TOTAL CORPORATE BONDS AND NOTES
  - (Cost $9,497,973)                                                 9,623,172

CONVERTIBLE BONDS - 0.3%
 CONGLOMERATES - 0.2%
  ADT Operations Incorporated
    Zero Coupon, 07/06/2010                                105,000       68,775
  Valhi Incorporated
    Zero Coupon, 10/20/2007                                 68,000       32,045
                                                                    ------------
                                                                        100,820

 FINANCIAL SERVICES - 0.1%
  National Data Corporation
    5.000%, 11/01/2003                                      40,000       42,500
                                                                    ------------
  TOTAL CONVERTIBLE BONDS
  - (Cost $109,917)                                                     143,320

                                                          Shares
                                                       ------------
PREFERRED STOCK - 3.0%
 CHEMICALS - 0.3%
  Henkel KGaA, (a)                                           3,800      190,889

 CONSTRUCTION & MINING EQUIPMENT  - 0.5%
  Case Corporation                                           2,300      305,325





See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
PREFERRED STOCK (CONTINUED)
 FINANCIAL SERVICES - 0.7%
  Finova Finance Trust                                       1,900      $99,750
  Salomon Incorporated, (a)                                    300       18,075
  Sci Finance Llc                                            1,300      122,362
  Travelers Capital III                                    180,000      173,081
                                                                    ------------
                                                                        413,268

 GAS EXPLORATION - 0.0%
  Occidental Petroleum Corporation*                            500       28,500

 HOTELS & RESTAURANTS - 0.6%
  Host Marriott Financial Trust,*                            6,200      329,375

 HOUSEHOLD PRODUCTS - 0.1%
  Corning Delaware LP                                          500       31,813

 OIL & GAS - 0.5%
  Enron Corporation                                          4,800      115,200
  Unocal Corporation                                         3,455      196,071
                                                                    ------------
                                                                        311,271
 TELECOMMUNICATIONS - 0.3%
  Loral Space & Communications,* (a)                         3,200      180,800
                                                                    ------------
  TOTAL PREFERRED STOCK
  - (Cost $1,637,331)                                                 1,791,241

                                                        Principal
                                                          Amount
                                                       ------------
FOREIGN GOVERNMENT BOND - 0.9%
 GOVERNMENT AGENCY - 0.9%
  Argentenia Republic
    9.250%, 02/23/2001                                     $60,000       60,900
  Colombia Republic
    8.700%, 02/15/2016                                      60,000       57,871
  Peoples Republic China
    7.750%, 07/05/2006                                     200,000      206,198
  Republic of South Africa
    8.375%, 10/17/2006                                     100,000       99,998
  United Mexican States
    11.375%, 09/15/2016                                    100,000      105,000
                                                                    ------------

See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
FOREIGN GOVERNMENT BOND (CONTINUED)
  TOTAL FOREIGN GOVERNMENT BOND
  - (Cost $516,780)                                                    $529,967

U.S. GOVERNMENT AND AGENCY SECURITIES - 17.4%
 MORTGAGE-BACKED OBLIGATIONS - 6.7%
  Federal National Mortgage Association
    8.000%, 12/01/2026                                  $3,535,000    3,601,493
  Government National Mortgage Association
    7.500%, 04/15/2008                                     233,106      238,074
                                                                    ------------
                                                                      3,839,567

 U.S. TREASURIES - 10.7%
  United States Treasury Bond
    12.000%, 05/15/2005                                     90,000      122,203
    12.000%, 08/15/2013                                    155,000      221,723
    6.750%, 08/15/2026                                     859,000      865,442
  United States Treasury Note
    9.125%, 05/15/1999                                   1,900,000    2,030,321
    6.625%, 06/30/2001                                   2,000,000    2,032,180
    7.500%, 11/15/2001                                     450,000      473,699
    6.500%, 10/15/2006                                     400,000      402,188
                                                                    ------------
                                                                      6,147,756
                                                                    ------------

  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  - (Cost $10,027,749)                                                9,987,323

SHORT TERM INVESTMENTS - 7.8%
 FEDERAL AGENCIES - 7.8%
  Federal Home Loan Bank
   Consolidated Discount Notes,
    5.250%, 01/02/1997                                   2,600,000    2,599,621
  Federal Home Loan Bank
   Consolidated Discount Notes,
    5.500%, 01/09/1997                                   1,870,000    1,867,714
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $4,467,335)                                                 4,467,335
                                                                    ------------



See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
  TOTAL INVESTMENTS - (Cost $54,686,570) - 102.7%                   $58,873,153
  OTHER ASSETS LESS LIABILITIES - (2.7)%                             (1,571,190)
                                                                    ------------
  NET ASSETS - 100.0%                                               $57,301,963
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Non-income producing securities.

(b) Step-up security will start to accrue interest on 1/15/1997 at a rate of 10.25%.

ADR - American Depositary Receipts.


See accompanying notes.























                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
MORTGAGE PASS-THROUGHS - 1.6%
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
  Morgan Stanley Capital 1 Incorporated,
   Series 86 C Class C-4,
    9.000%, 05/01/2016                                    $222,686     $227,164
                                                                    ------------
  TOTAL MORTGAGE PASS-THROUGHS
  - (Cost $228,531)                                                     227,164

CORPORATE BONDS AND NOTES - 67.3%
 AIRLINES - 3.5%
  Delta Air Lines, Incorporated,
    8.050%, 07/01/1997                                     500,000      505,000

 BUILDING CONSTRUCTION - 3.6%
  Toll Corporation
    10.500%, 03/15/2002                                    500,000      517,500

 ENTERTAINMENT - 7.5%
  Caesars World, Incorporated
    8.875%, 08/15/2002                                     400,000      417,000
  Harrahs Operating, Incorporated
    10.875%, 04/15/2002                                    230,000      244,375
  Time Warner, Incorporated,
   Floating Rate Notes
    6.460%, 08/15/2000*                                    225,000      225,041
  Viacom International, Incorporated,
   Reset Notes
    8.750%, 05/15/2001*                                    195,000      199,767
                                                                    ------------
                                                                      1,086,183

 FINANCE & BANKING - 5.9%
  Advanta National Bank
    6.090%, 11/10/1997                                     500,000      500,625
  First USA Bank
    8.100%, 02/21/1997                                     350,000      350,961
                                                                    ------------
                                                                        851,586






See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 FINANCIAL SERVICES - 12.8%
  Heller Financial, Incorporated
    7.750%, 05/15/1997                                    $250,000     $251,866
  Household Finance Corporation,
    6.700%, 08/08/1997                                     340,000      342,054
  Lehman Brothers, Incorporated
   Senior Subordinated Note
    7.375%, 08/15/1997                                     345,000      347,944
  Paine Webber Group, Incorporated,
    6.1875%, 07/24/2003*                                   350,000      348,372
  Salomon, Incorporated,
    8.800%, 02/17/1998                                     550,000      565,099
                                                                    ------------
                                                                      1,855,335

 GAS EXPLORATION - 3.2%
  Occidental Petroleum Corporation,
    9.500%, 08/15/1997                                     450,000      460,163

 INDUSTRIALS - 12.7%
  Baxter International, Incorporated
    7.500%, 05/01/1997                                     300,000      301,683
  California Hotel Finance Corporation
    11.000%, 12/01/2002                                    400,000      415,000
  MGM Grand Hotel Finance Corporation,
   First Mortgage Notes
    11.750%, 05/01/1999                                    250,000      260,470
  Polaroid Corporation
    7.250%, 01/15/1997                                     350,000      350,128
  Trizec Hahn Corporation
    10.500%, 12/01/2001                                    500,000      520,000
                                                                    ------------
                                                                      1,847,281

 PUBLISHING - 3.6%
  K-III Communications Corporation
    10.625%, 05/01/2002                                    500,000      528,750






See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CORPORATE BONDS AND NOTES (CONTINUED)
 REAL ESTATE - 2.1%
  Taubman Realty Group Limited,
   Medium Term Note, *
    6.395%, 07/30/1998                                    $300,000     $300,238

 RETAIL - 2.4%
  Hook Superx, Incorporated
    10.125%, 06/01/2002                                    330,000      350,503

 TELECOMMUNICATIONS - 6.9%
  Cablevision Industries Corporation
    10.750%, 01/30/2002                                    595,000      629,136
  Continental Cablevision, Incorporated
    10.625%, 06/15/2002                                    350,000      375,346
                                                                    ------------
                                                                      1,004,482

 TOBACCO - 0.7%
  RJR Nabisco, Incorporated,
   Medium Term Note
    6.250%, 01/31/1997                                     100,000      100,004

 UTILITIES - 2.4%
  Texas Utilities Electric Company,
   Floating-Rate Notes Series B
    6.07812%, 05/01/1999*                                  350,000      351,059
                                                                    ------------

  TOTAL CORPORATE BONDS AND NOTES
  - (Cost $9,758,456)                                                 9,758,084

U.S. GOVERNMENT AND AGENCY SECURITIES - 6.1%
 U.S. TREASURIES - 3.5%
  United States Treasury Note
    5.875%, 10/31/1998                                     500,000      499,531








See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
 ADJUSTABLE RATE MORTGAGE-BACKED
  OBLIGATIONS - 2.6%
  Federal Home Loan PC
    7.546%, 07/01/2024*                                   $191,927     $198,045
  Federal National Mortgage Association
    7.928%, 12/01/2017*                                    178,048      184,947
                                                                    ------------
                                                                        382,992
                                                                    ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  - (Cost $881,818)                                                     882,523


SHORT TERM INVESTMENTS - 27.3%
 COMMERCIAL PAPER - 27.3%
 AUTOMOBILES - 4.3%
  Ford Motor Credit Company,
    5.520%, 01/09/1997                                     622,000      621,237

 ENTERTAINMENT - 2.9%
  Disney (Walt) Company,
    5.470%, 01/03/1997                                     417,000      416,874

 FINANCE & BANKING - 4.3%
  Weyerhauser Mortgage,
    6.000%, 01/08/1997                                     629,000      628,266

 FINANCIAL SERVICES - 9.5%
  General Electric Capital Corporation
    6.000%, 01/06/1997                                     688,000      687,427
  Merrill Lynch & Company, Incorporated
    6.100%, 01/07/1997                                     690,000      689,298
                                                                    ------------
                                                                      1,376,725

 FOOD & BEVERAGES - 2.3%
  Coca Cola Company,
    5.900%, 01/06/1997                                     338,000      337,723


See accompanying notes.





                      EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996


                                                         Pricipal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
SHORT TERM INVESTMENTS (CONTINUED)
 COMMERCIAL PAPER (CONTINUED)
 TELEPHONE - 4.0%
  American Telephone & Telegraph Company,
    5.560%, 01/02/1997                                    $575,000     $574,911

  TOTAL SHORT TERM INVESTMENTS
  - (Cost $3,955,736)                                                 3,955,736
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $14,824,541) - 102.3%                    14,823,507
  OTHER ASSETS LESS LIABILITIES - (2.3)%                               (334,917)
                                                                    ------------
  NET ASSETS - 100.0%                                               $14,488,590
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

*The interest rate shown reflects the rate in effect on December 31, 1996.


See accompanying notes.






















                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 96.5%
 AEROSPACE - 5.6%
  BE Aerospace Incorporated, (a)                             1,200      $32,550
  Boeing Company                                             5,100      542,513
  Precision Castparts Corporation                            4,400      218,350
  United Technologies Corporation                            4,800      316,800
                                                                    ------------
                                                                      1,110,213

 AIRLINES - 3.4%
  AMR Corporation Delaware, (a)                              1,800      158,625
  Continental Airlines Incorporated, (a)                     2,500       70,625
  Delta Air Lines Incorporated                               3,600      255,150
  UAL Corporation, (a)                                       3,000      187,500
                                                                    ------------
                                                                        671,900

 BIOTECHNOLOGY - 4.8%
  Amgen Incorporated, (a)                                    8,000      435,000
  BioChem Pharma Incorporated, (a)                           4,800      241,200
  Biogen Incorporated, (a)                                   7,000      271,250
                                                                    ------------
                                                                        947,450

 COMMUNICATION SERVICES - 1.1%
  LCI International Incorporated, (a)                        9,200      197,800
  Univision Communications Incorporated, (a)                   500       18,500
                                                                    ------------
                                                                        216,300

 COMMUNICATIONS EQUIPMENT - 5.7%
  3Com Corporation, (a)                                      9,200      675,050
  Cabletron Systems Incorporated, (a)                       13,678      454,793
                                                                    ------------
                                                                      1,129,843

 COMPUTERS & BUSINESS EQUIPMENT - 5.2%
  Cisco Systems Incorporated, (a)                            6,292      400,329
  Seagate Technology Incorporated, (a)                      15,600      616,200
                                                                    ------------
                                                                      1,016,529

 COMPUTER HARDWARE - 8.1%
  Compaq Computer Corporation, (a)                          12,100      898,425
  Dell Computer Corporation, (a)                            12,978      689,456
  Intelligroup Incorporated, (a)                               500        5,500
                                                                    ------------
                                                                      1,593,381

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTER SOFTWARE - 6.9%
  Cadence Design Systems Incorporated, (a)                  14,400     $572,400
  Microsoft Corporation, (a)                                 2,500      206,563
  Parametric Technology Corporation, (a)                    11,300      580,537
                                                                    ------------
                                                                      1,359,500

 COMPUTER SOFTWARE - SYSTEMS - 2.1%
  BMC Software Incorporated, (a)                             4,200      173,775
  HBO & Company                                              4,000      237,500
                                                                    ------------
                                                                        411,275

 DATA PROCESSING - 1.9%
  Computer Sciences Corporation, (a)                         4,400      361,350

 DRUGS & HEALTH CARE SERVICES - 0.6%
  Prime Hospitality Corporation, (a)                         7,000      112,875

 ELECTRONICS - 1.5%
  SCI Systems Incorporated, (a)                              5,400      240,975
  Solectron Corporation, (a)                                 1,000       53,375
                                                                    ------------
                                                                        294,350

 FINANCE & BANKING - 8.9%
  Bank of America                                            1,500      149,625
  Boatmen's Bancshares Incorporated                          3,100      199,950
  Chase Manhattan Corporation                                1,900      169,575
  Citicorp Bank                                              3,600      370,800
  Comerica Incorporated                                      3,600      188,550
  First Bank Systems Incorporated                            2,000      136,500
  Mellon Bank Corporation                                    4,000      284,000
  Nationsbank Corporation                                    1,200      117,300
  Northern Trust Corporation                                 4,000      145,000
                                                                    ------------
                                                                      1,761,300








See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 FINANCIAL SERVICES - 9.9%
  Aames Financial Corporation                                6,400     $229,600
  First USA Incorporated                                     8,600      297,775
  Green Tree Financial Corporation                           3,400      131,325
  Household International Incorporated                       3,000      276,750
  MBNA Corporation                                           4,300      178,450
  Merrill Lynch & Company Incorporated                       6,880      560,720
  Schwab Charles Corporation                                 2,903       92,896
  The Money Store Incorporated                               6,400      176,800
                                                                    ------------
                                                                      1,944,316

 HEALTH MAINTENANCE ORGANIZATIONS - 5.1%
  Oxford Health Plans Incorporated, (a)                     10,900      638,331
  United Healthcare Corporation                              8,200      369,000
                                                                    ------------
                                                                      1,007,331

 INSURANCE - 0.7%
  Conseco Incorporated                                       2,200      140,250

 MEDICAL PRODUCTS AND SERVICES - 4.2%
  Cardinal Health Incorporated                               3,450      200,963
  Columbia/HCA Healthcare Corporation                        7,050      287,287
  Medtronic Incorporated                                     5,100      346,800
                                                                    ------------
                                                                        835,050

 RETAIL - 12.2%
  Abercrombie & Fitch Company, (a)                           3,800       62,700
  Central Garden and Pet Company, (a)                        3,200       67,400
  Compusa Incorporated, (a)                                 34,232      706,035
  Dayton Hudson Corporation                                  2,000       78,500
  Meyer Fred Incorporated Delaware, (a)                      4,500      159,750
  Nike Incorporated                                          7,600      454,100
  Ross Stores Incorporated                                   5,000      250,000
  Staples Incorporated, (a)                                    800       14,450
  Starbucks Corporation, (a)                                 6,200      177,475
  TJX Companies Incorporated                                 3,200      151,600
  Williams Sonoma Incorporated, (a)                          7,600      276,450
                                                                    ------------
                                                                      2,398,460



See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      VALUE + GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 RETAIL GROCERY - 2.1%
  Albertsons Incorporated                                    2,500      $89,063
  Safeway Incorporated, (a)                                  7,800      333,450
                                                                    ------------
                                                                        422,513

 SEMICONDUCTERS - 6.5%
  Intel Corporation                                          6,100      798,719
  Micron Technology Incorporated                            14,100      410,662
  Xilinx Incorporated, (a)                                   2,000       73,625
                                                                    ------------
                                                                      1,283,006
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $17,214,699)                                               19,017,192

                                                        Principal
                                                          Amount
                                                       ------------
SHORT TERM INVESTMENTS - 4.3%
 REPURCHASE AGREEMENT - 4.3%
  Agreement with State Street Bank and Trust
   Company, dated 12/31/1996, bearing 5.000%,
   to be repurchased at $856,238 on 01/02/1997
   (secured by $810,000 par value U.S.
   Treasury Notes, 7.000%, due 07/15/2006, with
   a value of $874,387)                                   $856,000      856,000
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $856,000)                                                     856,000
                                                                    ------------

  TOTAL INVESTMENTS - (Cost $18,070,699) - 100.8%                    19,873,192
  OTHER ASSETS LESS LIABILITIES - (0.8)%                               (151,328)
                                                                    ------------
  NET ASSETS - 100.0%                                               $19,721,864
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.

(a) - Non-income producing securities.


See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS - 83.7%
 AEROSPACE - 0.7%
  Loral Space & Communications, (a)                         15,000     $275,625

 AUTO PARTS - 0.5%
  Boyds Wheels Incorporated, (a)                            15,000      210,000

 BIOTECHNOLOGY - 2.0%
  Autoimmune Incorporated, (a)                              18,500      284,438
  Genzyme Corporation, (a)                                  14,500      315,375
  Intercardia Incorporated, (a)                             11,000      236,500
                                                                    ------------
                                                                        836,313

 BROADCASTING - 0.7 %
  Lin Television Corporation, (a)                            7,500      316,875

 BUSINESS SERVICES - 1.9%
  ADT Ltd., (a)                                             10,000      228,750
  Mail Boxes Et Cetera, (a)                                 12,000      270,000
  Snyder Communications Incorporated, (a)                      500       13,500
  Wallace Computer Series Incorporated                       8,000      276,000
                                                                    ------------
                                                                        788,250

 CHEMICALS - 0.6%
  Monsanto Company                                           6,000      233,250

 COMMERCIAL SERVICES - 1.0%
  ICTS International NV, (a)                                23,000      232,875
  Western Staff Services Incorporated, (a)                  20,000      182,500
                                                                    ------------
                                                                        415,375

 COMMUNICATION SERVICES - 2.4%
  Comsat Corporation                                        19,500      480,188
  Lucent Technologies Incorporated                           3,000      138,750
  Tele Communications Incorporated (a)                      12,500      357,031
  Univision Communications Incorporated (a)                  1,500       55,500
                                                                    ------------
                                                                      1,031,469





See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 COMPUTERS & BUSINESS EQUIPMENT - 1.9%
  Cabletron Systems Incorporated, (a)                       13,000     $432,250
  Digi International Incorporated, (a)                      18,500      175,750
  Intergraph Corporation, (a)                               20,000      205,000
                                                                    ------------
                                                                        813,000

 COMPUTER HARDWARE - 5.5%
  Compaq Computer Corporation, (a)                           4,500      334,125
  Komag Incorporation, (a)                                  14,000      379,750
  Read-Rite Corporation, (a)                                17,500      441,875
  Scientific Games Holdings Corporation, (a)                15,000      401,250
  Sequent Computer Systems Incorporate, (a)                 20,000      355,000
  Texas Instruments Incorporated                             6,500      414,375
                                                                    ------------
                                                                      2,326,375

 COMPUTER SOFTWARE - 5.5%
  Adobe Systems Incorporated                                10,000      373,750
  Autodesk Incorporated                                     11,000      308,000
  Aware Incorporated, (a)                                   10,000      101,250
  Compuware Corporation, (a)                                 7,500      375,937
  Discreet Logic Incorporated, (a)                          35,000      231,875
  Microsoft Corporation, (a)                                 3,000      247,875
  Midway Games Incorporated, (a)                            17,500      354,375
  SELECT Software Tools ADR, (a)                            17,500      319,375
                                                                    ------------
                                                                      2,312,437

 DATA PROCESSING - 0.2%
  Affiliated Computer Services Incorporated,
   Class A (a)                                               3,000       89,250



 DRUGS & HEALTH CARE SERVICES - 4.8%
  Biosource International Incorporated, (a)                 54,000      371,250
  Cardinal Health Incorporated                               7,000      407,750
  Diagnostic Health Services
   Incorporated, (a)                                        30,000      240,000





See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 DRUGS & HEALTH CARE SERVICES (CONTINUED)
  Dynamic Healthcare Technologies
   Incorporated, (a)                                        53,700     $255,075
  Guidant Corporation                                        5,000      285,000
  Novoste Corporation, (a)                                  18,000      238,500
  Ventritex Incorporated, (a)                               10,000      246,250
                                                                    ------------
                                                                      2,043,825

 ELECTRICAL EQUIPMENT - 2.9%
  American Power Conversion Corporation, (a)                21,000      572,250
  Fisher Scientific International Incorporated               7,000      329,875
  General Electric Company                                   3,500      346,062
                                                                    ------------
                                                                      1,248,187

 ELECTRONICS - 0.9%
  Breed Technologies Incorporated                           15,000      390,000

 ENVIRONMENTAL CONTROL - 0.7%
  Philip Environmental Incorporated, (a)                    20,000      290,000

 FINANCE & BANKING - 6.1%
  Collective Bancorp Incorporated                            7,000      245,875
  First Chicago NBD Corporation                              5,500      295,625
  Firstar Corporation                                        9,000      472,500
  Glendale Federal Bank FSB, (a)                            17,000      395,250
  Great Western Financial Corporation                       14,500      420,500
  Washington Federal Incorporated                           12,000      318,000
  Washington Mutual Incorporated                            10,000      433,125
                                                                    ------------
                                                                      2,580,875

 FINANCIAL SERVICES - 2.6%
  American Express Company                                   7,500      423,750
  Federal National Mortgage Association                     10,000      372,500
  Matrix Capital Corporation, (a)                           20,000      317,500
                                                                    ------------
                                                                      1,113,750






See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 GAS EXPLORATION - 1.3%
  Nuevo Energy Company, (a)                                  2,300     $119,600
  Union Pacific Resources Group Incorporated                15,000      438,750
                                                                    ------------
                                                                        558,350

 GAS & PIPELINE UTILITIES - 2.7%
  Consolidated Natural Gas Company                           8,000      442,000
  Questar Corporation                                        9,000      330,750
  Western Gas Resources Incorporated                        20,000      385,000
                                                                    ------------
                                                                      1,157,750
 HOTELS & RESTAURANTS - 1.4%
  Innkeepers USA Trust                                      18,000      249,750
  Wendy's International Incorporated                        17,500      358,750
                                                                    ------------
                                                                        608,500

 HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.2%
  Furniture Brands International
   Incorporated, (a)                                        35,000      490,000

 INSURANCE - 2.6%
  Conseco Incorporated                                       4,500      286,875
  Everest Reinsurance Holdings                              15,000      431,250
  Orion Capital Corporation                                  6,500      397,313
                                                                    ------------
                                                                      1,115,438

 LEISURE TIME - 0.7%
  Sodak Gaming Incorporated, (a)                            20,000      307,500

 MOBILE HOMES - 1.0%
  Coachmen Industries Incorporated                          15,000      425,625

 OFFICE FURNISHINGS & SUPPLIES - 1.9%
  Ennis Business Forms Incorporated                         30,000      337,500
  Kimball International Incorporated                        11,000      455,125
                                                                    ------------
                                                                        792,625





See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 OIL & GAS - 2.7%
  Costilla Energy Incorporated, (a)                         22,500     $306,563
  Gulf Canada Resources Limited, (a)                        45,000      331,875
  Noble Affiliates Incorporated                              6,000      287,250
  Petroleum Securities Australia Ltd, (a)                   10,000      227,500
                                                                    ------------
                                                                      1,153,188

 PETROLEUM SERVICES - 10.1%
  BJ Services Company, (a)                                   8,000      408,000
  Drilex International Incorporated, (a)                    21,000      252,000
  ENSCO International Incorporated, (a)                     10,000      485,000
  Marine Drilling Companies Incorporated, (a)               25,000      492,187
  National-Oilwell Incorporated, (a)                           500       15,375
  Noble Drilling Corporation, (a)                           20,000      397,500
  Precision Drilling Corporation, (a)                       12,000      417,000
  Pride Petroleum Services Incorporated, (a)                15,000      348,750
  Reading & Bates Corporation, (a)                          10,000      265,000
  Smith International Incorporated, (a)                      7,000      314,125
  Varco International Incorporated, (a)                     10,000      231,250
  Veritas DGC Incorporated, (a)                             12,500      231,250
  Weatherford Enterra Incorporated, (a)                     14,500      435,000
                                                                    ------------
                                                                      4,292,437

 REAL ESTATE - 10.0%
  Ambassador Apartments Incorporated                        10,000      236,250
  Apartment Investment & Management Company                 12,000      339,000
  Bedford Property Investors Incorporated                   15,000      262,500
  Crescent Real Estate Equities Incorporated                10,000      527,500
  Glenborough Reality Trust Incorporated                    17,500      308,438
  Health and Retirement Property Trust                      20,000      387,500
  JP Realty Incorporated                                    10,000      258,750
  Prentiss Properties Trust                                 15,000      375,000
  Public Storage Incorporated                               12,500      387,500
  Simon DeBartolo Group Incorporated                        10,000      307,142
  TriNet Corporation Realty Trust Incorporated              12,000      426,000
  Walden Residential Properties Incorporated                17,500      435,312
                                                                    ------------
                                                                      4,250,892





See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
 RETAIL - 3.9%
  Brown Group Incorporated                                  12,000     $220,500
  Gap Incorporated                                           8,000      241,000
  Hollywood Entertainment Corporation, (a)                  12,000      222,000
  Regis Corporation                                         20,000      325,000
  Sport Haley Incorporated, (a)                             20,000      251,250
  Vans Incorporated, (a)                                    30,000      375,000
                                                                    ------------
                                                                      1,634,750

 SEMICONDUCTERS - 1.9%
  Cypress Semiconductor Corporation, (a)                    15,000      211,875
  LSI Logic Corporation, (a)                                 8,000      214,000
  Motorola Incorporated                                      6,000      368,250
                                                                    ------------
                                                                        794,125

 STEEL - 0.6%
  Timet Capital Trust I, *(a)                                5,000      271,875

 TRANSPORTATION - 0.8%
  Hvide Marine Incorporated, (a)                            15,000      326,250
                                                                    ------------
  TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS
  - (Cost $32,149,062)                                               35,494,161

                                                        Principal
                                                          Amount
                                                       ------------
CORPORATE BONDS AND NOTES - 0.8%
 DRUGS & HEALTH CARE SERVICES - 0.8%
  Healthsource Incorporated,
   Convertible Subordinated Note 144A
    5.000%, 03/01/2003*                                   $300,000      239,250
  Rotech Medical Corporation,
   Subordinated Debenture Convertible 144A
    5.250%, 06/01/2003*                                    100,000       99,250
                                                                    ------------
  TOTAL CORPORATE BONDS AND NOTES
  - (Cost $331,334)                                                     338,500





See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CONVERTIBLE BONDS - 6.6%
 COMMUNICATION SERVICES - 0.4%
  Midcom Communications Incorporated,
   Convertible Subordinated Note 144A
    8.250%, 08/15/2003*                                   $200,000     $184,000

 COMPUTER SOFTWARE - 0.5%
  Softkey International Incorporated,
   Senior Note Convertible 144A
    5.500%, 11/01/2000*                                    250,000      207,812


 CONSTRUCTION - 0.4%
  Empresas ICA Sociedad Controladora,
   Convertible Subordinated Note
    5.000%, 03/15/2004                                     250,000      173,750

 DRUGS & HEALTH CARE SERVICES - 0.6%
  Ventritex Incorporated,
   Senior Note Convertible
    5.750%, 08/15/2001                                     150,000      236,625

 ENVIRONMENTAL CONTROL - 0.8%
  Molten Metal Technology Incorporated,
   Convertible Subordinated Note 144A
    5.500%, 05/01/2006*                                    500,000      342,500

 INDUSTRIALS - 1.5%
  Charming Shoppes Incorporated,
   Convertible Subordinated Note
    7.500%, 07/15/2006                                     250,000      248,750
  Offshore Logistics Incorporated,
   Convertible Subordinated Note 144A
    6.000%, 12/15/2003*                                    200,000      210,000
  Phymatrix Corporation,
   Subordinated Debenture Convertible 144A
    6.750%, 06/15/2003*                                    200,000      166,000
                                                                    ------------
                                                                        624,750






See accompanying notes.


                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
CONVERTIBLE BONDS (CONTINUED)
 RETAIL - 0.5%
  Sports & Recreation Incorporated,
   Convertible Subordinated Note
    4.250%, 11/01/2000                                    $300,000     $219,750

 STEEL - 1.0%
  Mascotech Incorporated,
   Convertible Subordinated Debenture
    4.500%, 12/15/2003                                     450,000      369,000
  Platinum Technology Incorporated,
   Convertible Subordinated Note
    6.750%, 11/15/2001                                      50,000       60,875
                                                                    ------------
                                                                        429,875

 TELECOMMUNICATIONS - 0.9%
  Broadband Technologies Incorporated,
   Convertible Subordinated Note
    5.000%, 05/15/2001*                                    200,000      154,000
  California Microwave Incorporated,
   Convertible Subordinated Note
    5.250%, 12/15/2003                                     250,000      205,000
                                                                    ------------
                                                                        359,000
                                                                    ------------
  TOTAL CONVERTIBLE BONDS
  - (Cost $2,789,353)                                                 2,778,062

                                                          Shares
                                                       ------------
PREFERRED STOCK - 5.3%
 AEROSPACE - 0.2%
  Loral Space & Communications ,(a)                          1,400       79,100

 AIRLINES - 0.5%
  Transport World Airlines Incorporated, (a)                 5,000      125,000
  Transport World Airlines Incorporated, (a)
   144A*                                                     3,500       87,500
                                                                    ------------
                                                                        212,500

 ALUMINUM - 0.5%
  Kaiser Aluminum Corporation                               20,000      225,000


See accompanying notes.

                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

Security Description                                      Shares       Value
----------------------------------------------------   ------------ ------------
PREFERRED STOCK (CONTINUED)
 CONTAINERS & GLASS - 0.9%
  Crown Cork & Seal Incorporated                             7,500     $390,000

 ELECTRICAL EQUIPMENT - 0.3%
  Westinghouse Electric, PFD, Series C                       7,500      133,125

 FINANCE & BANKING - 0.1%
  Sakura Finance (Bermuda) Trust*                                1       53,044

 GAS EXPLORATION - 0.9%
  Mesa Incorporated                                         56,689      361,390

 STEEL - 0.9%
  WHX Corporation, Series A                                 10,000      390,000

 TOYS & AMUSEMENTS - 1.0%
  Tyco Toys Incorporated                                    40,000      405,000
                                                                    ------------
  TOTAL PREFERRED STOCK                                               2,249,159
  - (Cost $2,005,984)

                                                        Principal
                                                          Amount
                                                       ------------
U.S. GOVERNMENT AND AGENCY SECURITIES - 0.4%
 U.S. TREASURIES - 0.4%
  United States Treasury Bond Strip
   Zero Coupon, 11/15/2024                                $640,000       98,086
  United States Treasury Note
    7.000%, 07/15/2006                                      79,000       82,074
                                                                    ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  - (Cost $170,850)                                                     180,160

SHORT TERM INVESTMENTS - 5.3%
 REPURCHASE AGREEMENT - 5.3%
  Agreement with State Street Bank and Trust
   Company, dated 12/31/1996, bearing 5.000%,
   to be repurchased at $2,266,629 on 01/02/1997
   (secured by $2,145,000 par value U.S.
   Treasury Notes, 7.000 %, due 07/15/2006, with
   a value of $2,315,506)                                2,266,000    2,266,000
                                                                    ------------
  TOTAL SHORT TERM INVESTMENTS
  - (Cost $2,266,000)                                                 2,266,000
                                                                    ------------

See accompanying notes.
                      EQUI-SELECT SERIES TRUST
                      GROWTH & INCOME PORTFOLIO
                       SCHEDULE OF INVESTMENTS
                          December 31, 1996

                                                        Principal
Security Description                                      Amount       Value
----------------------------------------------------   ------------ ------------
  TOTAL INVESTMENTS - (Cost $39,712,583) - 102.1%                   $43,306,042
  OTHER ASSETS LESS LIABILITIES - (2.1)%                               (905,234)
                                                                    ------------
  NET ASSETS - 100.0%                                               $42,400,808
                                                                    ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the portfolio.


*Securities exempt from registration under Rule
 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) - Non-income producing securities.


See accompanying notes.


























                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $19,076,336
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                                 712
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                         --
 Dividends receivable                                                        --
 Receivable for fund shares sold                                         94,635
 Receivable from Investment Adviser (Note 3)                              3,352
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      19,184,226

LIABILITIES
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Distributions payable                                                       --
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                 9,466
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                   6,394
 Accounts payable and accrued expenses                                    4,893
                                                                  ______________
   TOTAL LIABILITIES                                                     31,894
                                                                  ______________
   NET ASSETS                                                       $19,152,332
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $19,152,332
 Undistributed net investment income (loss) (Note 2)                         --
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                              --
 Net unrealized appreciation (depreciation) of:
  Investments                                                                --
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $19,152,332
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                        $1.00
 Total shares outstanding at end of period                           19,152,332
 (a) Investments in securities and repurchase agreements, at cost   $19,076,336






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                 Mortgage-Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $11,615,525
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                               4,714
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                     70,055
 Dividends receivable                                                        --
 Receivable for fund shares sold                                        211,562
 Receivable from Investment Adviser (Note 3)                              1,233
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      11,912,280

LIABILITIES
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                    105,781
 Distributions payable                                                  635,860
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                10,017
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                   7,367
 Accounts payable and accrued expenses                                    4,426
                                                                  ______________
   TOTAL LIABILITIES                                                    774,592
                                                                  ______________
   NET ASSETS                                                       $11,137,688
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $11,018,309
 Undistributed net investment income (loss) (Note 2)                         --
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                            (268)
 Net unrealized appreciation (depreciation) of:
  Investments                                                           119,647
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $11,137,688
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                 Mortgage-Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.59
 Total shares outstanding at end of period                            1,051,277
 (a) Investments in securities and repurchase agreements, at cost   $11,495,878






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $10,225,408
 Repurchase agreements, at value (a)                                    980,000
 Cash, including foreign currency, at value                                 859
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                      22,272
 Receivable for currency sold                                                --
 Interest receivable                                                    229,863
 Dividends receivable                                                        --
 Receivable for fund shares sold                                        105,533
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      11,573,126

LIABILITIES
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                         32,521
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                     52,766
 Distributions payable                                                  702,668
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                10,501
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  10,149
 Accounts payable and accrued expenses                                    6,599
                                                                  ______________
   TOTAL LIABILITIES                                                    826,345
                                                                  ______________
   NET ASSETS                                                       $10,746,781
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $10,376,376
 Undistributed net investment income (loss) (Note 2)                     89,168
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                          14,407
 Net unrealized appreciation (depreciation) of:
  Investments                                                           277,857
  Foreign currency translations                                         (11,027)
                                                                  ______________
   NET ASSETS                                                       $10,746,781
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.88
 Total shares outstanding at end of period                              987,794
 (a) Investments in securities and repurchase agreements, at cost   $10,927,551






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $46,046,824
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                             373,946
 Receivable for securities sold                                         163,701
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                        208
 Dividends receivable                                                     3,474
 Receivable for fund shares sold                                        329,942
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      46,927,286

LIABILITIES
 Payable for securities purchased                                     1,337,759
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                          2
 Distributions payable                                                2,207,145
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                15,823
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  29,325
 Accounts payable and accrued expenses                                    4,511
                                                                  ______________
   TOTAL LIABILITIES                                                  3,605,706
                                                                  ______________
   NET ASSETS                                                       $43,321,580
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $41,815,951
 Undistributed net investment income (loss) (Note 2)                         --
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         373,101
 Net unrealized appreciation (depreciation) of:
  Investments                                                         1,132,528
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $43,321,580
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                       OTC
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $13.82
 Total shares outstanding at end of period                            3,134,213
 (a) Investments in securities and repurchase agreements, at cost   $44,914,296






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                     Research
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $80,684,224
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                             393,028
 Receivable for securities sold                                          18,088
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                           156,408
 Interest receivable                                                         --
 Dividends receivable                                                    73,294
 Receivable for fund shares sold                                        437,268
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                    3,591
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      81,775,092

LIABILITIES
 Payable for securities purchased                                     4,326,294
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                         156,000
 Payable for fund shares repurchased                                         --
 Distributions payable                                                2,011,939
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                35,294
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  49,700
 Accounts payable and accrued expenses                                    5,882
                                                                  ______________
   TOTAL LIABILITIES                                                  6,596,250
                                                                  ______________
   NET ASSETS                                                       $75,178,842
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $67,306,275
 Undistributed net investment income (loss) (Note 2)                        (73)
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         853,133
 Net unrealized appreciation (depreciation) of:
  Investments                                                         7,018,984
  Foreign currency translations                                             523
                                                                  ______________
   NET ASSETS                                                       $75,178,842
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                     Research
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $15.43
 Total shares outstanding at end of period                            4,872,075
 (a) Investments in securities and repurchase agreements, at cost   $73,665,272






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $58,873,153
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                             144,972
 Receivable for securities sold                                           7,170
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                    277,621
 Dividends receivable                                                    77,541
 Receivable for fund shares sold                                        628,315
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                    1,263
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      60,019,226

LIABILITIES
 Payable for securities purchased                                     1,098,444
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Distributions payable                                                1,544,130
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                19,754
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                  37,989
 Accounts payable and accrued expenses                                    5,805
                                                                  ______________
   TOTAL LIABILITIES                                                  2,717,263
                                                                  ______________
   NET ASSETS                                                       $57,301,963
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $52,847,749
 Undistributed net investment income (loss) (Note 2)                      5,234
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         262,444
 Net unrealized appreciation (depreciation) of:
  Investments                                                         4,186,583
  Foreign currency translations                                             (47)
                                                                  ______________
   NET ASSETS                                                       $57,301,963
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $13.15
 Total shares outstanding at end of period                            4,357,555
 (a) Investments in securities and repurchase agreements, at cost   $54,686,570






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $14,823,507
 Repurchase agreements, at value (a)                                         --
 Cash, including foreign currency, at value                               1,010
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                    189,730
 Dividends receivable                                                        --
 Receivable for fund shares sold                                         37,047
 Receivable from Investment Adviser (Note 3)                              4,882
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,402
 Deferred organization costs                                              6,789
                                                                  ______________
   TOTAL ASSETS                                                      15,065,367

LIABILITIES
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Distributions payable                                                  545,170
 Payable for audit fees                                                   4,353
 Payable for custody fees                                                10,108
 Payable for organization expense                                         6,788
 Payable to Investment Adviser (Note 3)                                   6,009
 Accounts payable and accrued expenses                                    4,349
                                                                  ______________
   TOTAL LIABILITIES                                                    576,777
                                                                  ______________
   NET ASSETS                                                       $14,488,590
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $14,482,353
 Undistributed net investment income (loss) (Note 2)                      4,488
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                           2,783
 Net unrealized appreciation (depreciation) of:
  Investments                                                            (1,034)
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $14,488,590
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $10.41
 Total shares outstanding at end of period                            1,391,938
 (a) Investments in securities and repurchase agreements, at cost   $14,824,541






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                     Value +
                                                                      Growth
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $19,017,192
 Repurchase agreements, at value (a)                                    856,000
 Cash, including foreign currency, at value                               1,669
 Receivable for securities sold                                              --
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                        119
 Dividends receivable                                                     6,962
 Receivable for fund shares sold                                         56,933
 Receivable from Investment Adviser (Note 3)                             16,963
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,561
 Deferred organization costs                                              6,478
                                                                  ______________
   TOTAL ASSETS                                                      19,964,877

LIABILITIES
 Payable for securities purchased                                            --
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                         --
 Distributions payable                                                  200,957
 Payable for audit fees                                                   4,846
 Payable for custody fees                                                11,044
 Payable for organization expense                                         6,479
 Payable to Investment Adviser (Note 3)                                  15,462
 Accounts payable and accrued expenses                                    4,225
                                                                  ______________
   TOTAL LIABILITIES                                                    243,013
                                                                  ______________
   NET ASSETS                                                       $19,721,864
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $18,014,657
 Undistributed net investment income (loss) (Note 2)                         --
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         (95,286)
 Net unrealized appreciation (depreciation) of:
  Investments                                                         1,802,493
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $19,721,864
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                     Value +
                                                                      Growth
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $11.43
 Total shares outstanding at end of period                            1,725,524
 (a) Investments in securities and repurchase agreements, at cost   $18,070,699






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996

                                                                     Growth &
                                                                      Income
                                                                    Portfolio
                                                                  ______________
ASSETS
 Investments in securities, at value (a)                            $41,040,042
 Repurchase agreements, at value (a)                                  2,266,000
 Cash, including foreign currency, at value                              18,134
 Receivable for securities sold                                         387,218
 Receivable for forward currency contracts (Note 6)                          --
 Receivable for currency sold                                                --
 Interest receivable                                                     41,291
 Dividends receivable                                                    52,661
 Receivable for fund shares sold                                        376,664
 Receivable from Investment Adviser (Note 3)                                 --
 Foreign income tax reclaim receivable                                       --
 Prepaid insurance                                                        2,561
 Deferred organization costs                                              6,478
                                                                  ______________
   TOTAL ASSETS                                                      44,191,049

LIABILITIES
 Payable for securities purchased                                     1,624,990
 Payable for forward currency contracts (Note 6)                             --
 Payable for currency purchased                                              --
 Payable for fund shares repurchased                                          2
 Distributions payable                                                  103,245
 Payable for audit fees                                                   4,846
 Payable for custody fees                                                15,158
 Payable for organization expense                                         6,479
 Payable to Investment Adviser (Note 3)                                  31,124
 Accounts payable and accrued expenses                                    4,397
                                                                  ______________
   TOTAL LIABILITIES                                                  1,790,241
                                                                  ______________
   NET ASSETS                                                       $42,400,808
                                                                  ==============
NET ASSETS CONSIST OF:
 Paid-in capital (Note 5)                                           $38,331,330
 Undistributed net investment income (loss) (Note 2)                         --
 Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                         476,019
 Net unrealized appreciation (depreciation) of:
  Investments                                                         3,593,459
  Foreign currency translations                                              --
                                                                  ______________
   NET ASSETS                                                       $42,400,808
                                                                  ==============





                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF ASSETS AND LIABILITIES
                       December 31, 1996
                          (Continued)

                                                                     Growth &
                                                                      Income
                                                                    Portfolio
                                                                  ______________
NET ASSET VALUE PER SHARE
 Offering and redemption price per share (based on shares of
  beneficial interest outstanding)                                       $12.59
 Total shares outstanding at end of period                            3,368,264
 (a) Investments in securities and repurchase agreements, at cost   $39,712,583






See accompanying notes.




































                    EQUI-SELECT SERIES TRUST
                    STATEMENTS OF OPERATIONS
             For the period ended December 31, 1996

                                                                 Mortgage-
                                                   Money           Backed
                                                   Market        Securities
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $702,754        $736,509
 Dividend income                                          --              --
 Foreign taxes withheld                                   --              --
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           702,754         736,509

EXPENSES
 Investment adviser fee (Note 3)                      48,489          79,625
 Administration fee                                   12,564          12,564
 Audit fee                                             8,085           8,085
 Custodian fees and expenses                          51,514          53,405
 Trustee's fees (Note 3)                               5,640           5,640
 Legal fee                                             7,405           7,405
 Insurance expense                                     2,590           2,664
 Transfer agent expense                                4,487           5,282
 Amortization of organization expense                  2,471           2,471
 Miscellaneous expense                                   601             601
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                143,846         177,742
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (56,565)        (45,034)
                                               ______________  ______________
    NET EXPENSES                                      87,281         132,708
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     615,473         603,801

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                             --          31,785
  Foreign currency transactions                           --              --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                             --        (257,057)
  Foreign currency translations                           --              --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)                  --        (225,272)
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $615,473        $378,529
                                               ==============  ==============

*For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.
                    EQUI-SELECT SERIES TRUST
                    STATEMENTS OF OPERATIONS
             For the period ended December 31, 1996

                                               International
                                                Fixed Income        OTC
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $635,942        $135,332
 Dividend income                                          --          31,391
 Foreign taxes withheld                               (5,541)            (97)
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           630,401         166,626

EXPENSES
 Investment adviser fee (Note 3)                      84,700         185,005
 Administration fee                                   12,564          12,565
 Audit fee                                             8,085           8,085
 Custodian fees and expenses                          63,476          83,378
 Trustee's fees (Note 3)                               5,640           5,640
 Legal fee                                             7,405           7,405
 Insurance expense                                     2,664           2,664
 Transfer agent expense                                5,369           4,644
 Amortization of organization expense                  2,471           2,470
 Miscellaneous expense                                   600             603
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                192,974         312,459
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (33,539)             --
                                               ______________  ______________
    NET EXPENSES                                     159,435         312,459
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     470,966        (145,833)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                        227,301       2,735,463
  Foreign currency transactions                       91,817            (146)
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                       (272,112)        851,565
  Foreign currency translations                        1,809              --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)              48,815       3,586,882
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $519,781      $3,441,049
                                               ==============  ==============

*For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.
                    EQUI-SELECT SERIES TRUST
                    STATEMENTS OF OPERATIONS
             For the period ended December 31, 1996

                                                                   Total
                                                  Research         Return
                                                 Portfolio       Portfolio
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $131,956        $996,220
 Dividend income                                     429,782         543,980
 Foreign taxes withheld                               (8,648)         (6,221)
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           553,090       1,533,979

EXPENSES
 Investment adviser fee (Note 3)                     325,527         270,373
 Administration fee                                   12,667          12,564
 Audit fee                                             8,085           8,085
 Custodian fees and expenses                         165,303         107,224
 Trustee's fees (Note 3)                               5,640           5,640
 Legal fee                                             7,405           7,405
 Insurance expense                                     2,664           2,664
 Transfer agent expense                                4,352           4,343
 Amortization of organization expense                  2,470           2,471
 Miscellaneous expense                                   603             601
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                534,716         421,370
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                       --              --
                                               ______________  ______________
    NET EXPENSES                                     534,716         421,370
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                      18,374       1,112,609

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                      2,825,747         694,215
  Foreign currency transactions                       32,712           4,984
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                      5,333,270       3,063,457
  Foreign currency translations                          722               2
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)           8,192,451       3,762,658
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $8,210,825      $4,875,267
                                               ==============  ==============

*For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.
                    EQUI-SELECT SERIES TRUST
                    STATEMENTS OF OPERATIONS
             For the period ended December 31, 1996

                                                                  Value +
                                                 Advantage         Growth
                                                 Portfolio       Portfolio*
                                               ______________  ______________
INVESTMENT INCOME
 Interest income                                    $626,054         $27,123
 Dividend income                                          --          40,177
 Foreign taxes withheld                                   --              --
                                               ______________  ______________
   TOTAL INVESTMENT INCOME                           626,054          67,300

EXPENSES
 Investment adviser fee (Note 3)                      47,012          80,234
 Administration fee                                   12,564           9,626
 Audit fee                                             8,085           6,179
 Custodian fees and expenses                          54,807          48,627
 Trustee's fees (Note 3)                               5,640           3,594
 Legal fee                                             7,405           5,216
 Insurance expense                                     2,664           2,232
 Transfer agent expense                                4,818           3,295
 Amortization of organization expense                  2,470           1,149
 Miscellaneous expense                                   601             387
                                               ______________  ______________
   Total operating expenses before waiver
    and reimbursement                                146,066         160,539
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                  (70,848)        (16,963)
                                               ______________  ______________
    NET EXPENSES                                      75,218         143,576
                                               ______________  ______________
    NET INVESTMENT INCOME (LOSS)                     550,836         (76,276)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                         (2,371)        181,947
  Foreign currency transactions                           --              --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                           (738)      1,802,493
  Foreign currency translations                           --              --
                                               ______________  ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)              (3,109)      1,984,440
                                               ______________  ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                           $547,727      $1,908,164
                                               ==============  ==============

*For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.
                    EQUI-SELECT SERIES TRUST
                    STATEMENTS OF OPERATIONS
             For the period ended December 31, 1996

                                                  Growth &
                                                   Income
                                                 Portfolio*
                                               ______________
INVESTMENT INCOME
 Interest income                                    $101,899
 Dividend income                                     168,631
 Foreign taxes withheld                                   --
                                               ______________
   TOTAL INVESTMENT INCOME                           270,530

EXPENSES
 Investment adviser fee (Note 3)                     127,300
 Administration fee                                    9,626
 Audit fee                                             6,179
 Custodian fees and expenses                          60,791
 Trustee's fees (Note 3)                               3,594
 Legal fee                                             5,216
 Insurance expense                                     2,232
 Transfer agent expense                                3,603
 Amortization of organization expense                  1,149
 Miscellaneous expense                                   387
                                               ______________
   Total operating expenses before waiver
    and reimbursement                                220,077
 Expenses reimbursed by the Investment
   Adviser (Note 3)                                       --
                                               ______________
    NET EXPENSES                                     220,077
                                               ______________
    NET INVESTMENT INCOME (LOSS)                      50,453

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
  Investments                                        528,810
  Foreign currency transactions                           --
 Change in unrealized appreciation
  (depreciation) of:
  Investments                                      3,593,459
  Foreign currency translations                           --
                                               ______________
 NET REALIZED AND UNREALIZED GAIN (LOSS)           4,122,269
                                               ______________
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $4,172,722
                                               ==============

*For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.
                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                         $177,620
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  177,620

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (177,620)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                     5,295,580
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         5,295,580
NET ASSETS:

 Beginning of period                                                    446,684
                                                                  ______________
 END OF PERIOD (a)                                                   $5,742,264
                                                                  ==============

(a) Including undistributed net investment income (loss)             $       --
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)

                                                                      Money
                                                                      Market
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                         $615,473
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  615,473

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (615,473)
  Distributions from net realized gain on investments                        --
 FUND SHARE TRANSACTIONS (Note 5)                                    13,410,068
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        13,410,068
NET ASSETS:

 Beginning of period                                                  5,742,264
                                                                  ______________
 END OF PERIOD (a)                                                  $19,152,332
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                         $412,255
  Net realized gain (loss) on:
   Investments                                                           98,177
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          421,113
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  931,545

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (412,255)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments           (90,275)
 FUND SHARE TRANSACTIONS (Note 5)                                     3,249,754
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         3,678,769
NET ASSETS:

 Beginning of period                                                  4,976,609
                                                                  ______________
 END OF PERIOD (a)                                                   $8,655,378
                                                                  ==============

(a) Including undistributed net investment income (loss)             $       --
                                                                  ==============


















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)

                                                                    Mortgage-
                                                                      Backed
                                                                    Securities
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                         $603,801
  Net realized gain (loss) on:
   Investments                                                           31,785
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                         (257,057)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  378,529

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (603,807)
  Distributions from net realized gain on investments                   (32,250)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,739,838
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,482,310
NET ASSETS:

 Beginning of period                                                  8,655,378
                                                                  ______________
 END OF PERIOD (a)                                                  $11,137,688
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.













                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                         $415,760
  Net realized gain (loss) on:
   Investments                                                          133,236
   Foreign currency transactions                                        (73,113)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          577,134
   Foreign currency translations                                        (28,913)
                                                                  ______________
  Net increase in net assets resulting from operations                1,024,104

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (359,188)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments           (82,939)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,911,446
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         3,493,423
NET ASSETS:

 Beginning of period                                                  5,062,830
                                                                  ______________
 END OF PERIOD (a)                                                   $8,556,253
                                                                  ==============

(a) Including undistributed net investment income (loss)                $34,634
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)

                                                                  International
                                                                   Fixed Income
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                         $470,966
  Net realized gain (loss) on:
   Investments                                                          227,301
   Foreign currency transactions                                         91,817
  Change in unrealized appreciation (depreciation) of:
   Investments                                                         (272,112)
   Foreign currency translations                                          1,809
                                                                  ______________
  Net increase in net assets resulting from operations                  519,781

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (565,542)
  Distributions from net realized gain on investments                  (177,436)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,413,725
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,190,528
NET ASSETS:

 Beginning of period                                                  8,556,253
                                                                  ______________
 END OF PERIOD (a)                                                  $10,746,781
                                                                  ==============

(a) Including undistributed net investment income (loss)                $89,168
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996


                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                         ($11,987)
  Net realized gain (loss) on:
   Investments                                                        1,098,964
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          230,952
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                1,317,929

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments          (995,427)
 FUND SHARE TRANSACTIONS (Note 5)                                     7,036,435
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         7,358,937
NET ASSETS:

 Beginning of period                                                  1,695,685
                                                                  ______________
 END OF PERIOD (a)                                                   $9,054,622
                                                                  ==============

(a) Including undistributed net investment income (loss)             $       --
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)


                                                                       OTC
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                        ($145,833)
  Net realized gain (loss) on:
   Investments                                                        2,735,463
   Foreign currency transactions                                           (146)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                          851,565
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                3,441,049

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  Distributions from net realized gain on investments                (2,298,074)
 FUND SHARE TRANSACTIONS (Note 5)                                    33,123,983
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        34,266,958
NET ASSETS:

 Beginning of period                                                  9,054,622
                                                                  ______________
 END OF PERIOD (a)                                                  $43,321,580
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996


                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                          $40,193
  Net realized gain (loss) on:
   Investments                                                          352,255
   Foreign currency transactions                                          9,912
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,725,239
   Foreign currency translations                                           (197)
                                                                  ______________
  Net increase in net assets resulting from operations                2,127,402

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (39,939)
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments          (234,536)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,706,354
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        14,559,281
NET ASSETS:

 Beginning of period                                                  1,626,521
                                                                  ______________
 END OF PERIOD (a)                                                  $16,185,802
                                                                  ==============

(a) Including undistributed net investment income (loss)                   $163
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)


                                                                     Research
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                          $18,374
  Net realized gain (loss) on:
   Investments                                                        2,825,747
   Foreign currency transactions                                         32,712
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        5,333,270
   Foreign currency translations                                            722
                                                                  ______________
  Net increase in net assets resulting from operations                8,210,825

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (12,458)
  Distributions from net realized gain on investments                (2,117,360)
 FUND SHARE TRANSACTIONS (Note 5)                                    52,912,033
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        58,993,040
NET ASSETS:

 Beginning of period                                                 16,185,802
                                                                  ______________
 END OF PERIOD (a)                                                  $75,178,842
                                                                  ==============

(a) Including undistributed net investment income (loss)                   ($73)
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                         $264,737
  Net realized gain (loss) on:
   Investments                                                          138,883
   Foreign currency transactions                                         (1,184)
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,143,979
   Foreign currency translations                                            (49)
                                                                  ______________
  Net increase in net assets resulting from operations                1,546,366

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (264,737)
  In excess of net investment income                                     (1,276)
  Distributions in excess of net realized loss on investments           (63,682)
 FUND SHARE TRANSACTIONS (Note 5)                                    12,987,871
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        14,204,542
NET ASSETS:

 Beginning of period                                                  1,298,365
                                                                  ______________
 END OF PERIOD (a)                                                  $15,502,907
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)

                                                                      Total
                                                                      Return
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                       $1,112,609
  Net realized gain (loss) on:
   Investments                                                          694,215
   Foreign currency transactions                                          4,984
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        3,063,457
   Foreign currency translations                                              2
                                                                  ______________
  Net increase in net assets resulting from operations                4,875,267

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (1,110,704)
  Distributions from net realized gain on investments                  (500,838)
 FUND SHARE TRANSACTIONS (Note 5)                                    38,535,331
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        41,799,056
NET ASSETS:

 Beginning of period                                                 15,502,907
                                                                  ______________
 END OF PERIOD (a)                                                  $57,301,963
                                                                  ==============

(a) Including undistributed net investment income (loss)                 $5,234
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996


                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                         $417,434
  Net realized gain (loss) on:
   Investments                                                            6,581
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                            9,216
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  433,231

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (417,434)
  In excess of net investment income                                       (252)
  Distributions in excess of net realized loss on investments            (2,086)
 FUND SHARE TRANSACTIONS (Note 5)                                     2,527,440
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         2,540,899
NET ASSETS:

 Beginning of period                                                  3,449,166
                                                                  ______________
 END OF PERIOD (a)                                                   $5,990,065
                                                                  ==============

(a) Including undistributed net investment income (loss)             $       --
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)


                                                                    Advantage
                                                                    Portfolio
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                         $550,836
  Net realized gain (loss) on:
   Investments                                                           (2,371)
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                             (738)
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                  547,727

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (528,200)
  Distributions from net realized gain on investments                   (16,970)
 FUND SHARE TRANSACTIONS (Note 5)                                     8,495,968
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                         8,498,525
NET ASSETS:

 Beginning of period                                                  5,990,065
                                                                  ______________
 END OF PERIOD (a)                                                  $14,488,590
                                                                  ==============

(a) Including undistributed net investment income (loss)                 $4,488
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996


                                                                  Value + Growth
                                                                    Portfolio*
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                               --
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                       --

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                            --
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                                --
NET ASSETS:

 Beginning of period                                                         --
                                                                  ______________
 END OF PERIOD (a)                                                           --
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)


                                                                  Value + Growth
                                                                    Portfolio*
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                         ($76,276)
  Net realized gain (loss) on:
   Investments                                                          181,947
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        1,802,493
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                1,908,164

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  Distributions from net realized gain on investments                  (200,957)
 FUND SHARE TRANSACTIONS (Note 5)                                    18,014,657
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        19,721,864
NET ASSETS:

 Beginning of period                                                         --
                                                                  ______________
 END OF PERIOD (a)                                                  $19,721,864
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996

                                                                     Growth &
                                                                      Income
                                                                    Portfolio*
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE YEAR
 ENDED DECEMBER 31, 1995

  Net investment income (loss)                                               --
  Net realized gain (loss) on:
   Investments                                                               --
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                               --
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                       --

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
  In excess of net investment income                                         --
  Distributions in excess of net realized loss on investments                --
 FUND SHARE TRANSACTIONS (Note 5)                                            --
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                                --
NET ASSETS:

 Beginning of period                                                         --
                                                                  ______________
 END OF PERIOD (a)                                                           --
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============



















                    EQUI-SELECT SERIES TRUST
              STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 1995 and the period ended December 31, 1996
                          (Continued)

                                                                     Growth &
                                                                      Income
                                                                    Portfolio*
                                                                  ______________
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS FOR THE PERIOD
 ENDED DECEMBER 31, 1996

  Net investment income (loss)                                          $50,453
  Net realized gain (loss) on:
   Investments                                                          528,810
   Foreign currency transactions                                             --
  Change in unrealized appreciation (depreciation) of:
   Investments                                                        3,593,459
   Foreign currency translations                                             --
                                                                  ______________
  Net increase in net assets resulting from operations                4,172,722

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                 (50,452)
  Distributions from net realized gain on investments                   (52,792)
 FUND SHARE TRANSACTIONS (Note 5)                                    38,331,330
                                                                  ______________
 TOTAL INCREASE IN NET ASSETS                                        42,400,808
NET ASSETS:

 Beginning of period                                                         --
                                                                  ______________
 END OF PERIOD (a)                                                  $42,400,808
                                                                  ==============

(a) Including undistributed net investment income (loss)            $        --
                                                                  ==============

*The Value + Growth Portfolio and the Growth & Income Portfolio commenced investment operations on April 1, 1996.

See accompanying notes.














                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                                     Net
                                                                  Realized
                                                                     and
                                                                 Unrealized
                                      Net Asset        Net       Gain (Loss)
                                      Value at     Investment        on
                                      Beginning      Income        Invest-
                                      of Period    (Loss) (1)       ments
                                    _____________ _____________ _____________
MONEY MARKET PORTFOLIO (2)
  Year ended December 31, 1996             $1.00         $0.05         $0.00
  Year ended December 31, 1995              1.00          0.05          0.00
  Period ended December 31, 1994*           1.00          0.01          0.00

MORTGAGE-BACKED SECURITIES
 PORTFOLIO (2)
  Year ended December 31, 1996             10.84          0.58         (0.22)
  Year ended December 31, 1995              9.90          0.52          1.05
  Period ended December 31, 1994*          10.00          0.15         (0.10)

INTERNATIONAL FIXED INCOME
 PORTFOLIO
  Year ended December 31, 1996             11.09          0.53          0.02
  Year ended December 31, 1995             10.02          0.41          1.24
  Period ended December 31, 1994*          10.00          0.15         (0.05)

OTC PORTFOLIO
  Year ended December 31, 1996             12.08         (0.03)         2.52
  Year ended December 31, 1995             10.36         (0.02)         3.07
  Period ended December 31, 1994*          10.00          0.00          0.36

RESEARCH PORTFOLIO
  Year ended December 31, 1996             12.88          0.00          3.00
  Year ended December 31, 1995              9.59          0.03          3.48
  Period ended December 31, 1994*          10.00          0.09         (0.41)

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996             11.90          0.26          1.37
  Year ended December 31, 1995              9.76          0.21          2.19
  Period ended December 31, 1994*          10.00          0.09         (0.24)

ADVANTAGE PORTFOLIO (7)
  Year ended December 31, 1996             10.18          0.40          0.22
  Year ended December 31, 1995              9.98          0.71          0.20
  Period ended December 31, 1994*          10.00          0.12         (0.02)

VALUE + GROWTH PORTFOLIO
  Period ended December 31, 1996**         10.00         (0.04)         1.59

GROWTH & INCOME PORTFOLIO
  Period ended December 31, 1996**         10.00          0.02          2.61



(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1996, for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively: Money Market Portfolio, $0.04 and 1.11%, $0.04 and 2.59%, $(0.03) and 23.22%;
    Mortgage-Backed Securities Portfolio, $0.54 and 1.67%, $0.43 and 1.99%, $0.11 and 2.43%; International Fixed Income Portfolio, $0.49 and 1.94%, $0.31 and 2.13%, $0.10 and 2.53%; OTC Portfolio, $(0.03) and 1.35%,
    $(0.10) and 2.52%, $(0.12) and 7.10%; Research Portfolio, $0.00 and
    1.31%, $(0.04) and 2.48%, $(0.04) and 7.48%; Total Return Portfolio,
    $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and 8.31%; Advantage Portfolio,
    $0.35 and 1.55%, $0.60 and 2.13%, $0.07 and 3.06%; Value + Growth Portfolio,
    $(0.05) and 1.90%; and Growth & Income Portfolio, $0.02 and 1.64%.

(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

(7) EISI took over management of the Portfolio on April 1, 1996.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.




























                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                       Total       Distributions       Net
                                        from         from Net        Capital
                                     Investment     Investment        Gains
                                     Operations       Income      Distributions
                                    ____________   ____________   _____________
MONEY MARKET PORTFOLIO (2)
  Year ended December 31, 1996            $0.05         ($0.05)          $0.00
  Year ended December 31, 1995             0.05          (0.05)           0.00
  Period ended December 31, 1994*          0.01          (0.01)           0.00

MORTGAGE-BACKED SECURITIES
 PORTFOLIO (2)
  Year ended December 31, 1996             0.36          (0.58)          (0.03)
  Year ended December 31, 1995             1.57          (0.52)          (0.11)
  Period ended December 31, 1994*          0.05          (0.15)           0.00

INTERNATIONAL FIXED INCOME
 PORTFOLIO
  Year ended December 31, 1996             0.55          (0.58)          (0.18)
  Year ended December 31, 1995             1.65          (0.47)          (0.11)
  Period ended December 31, 1994*          0.10          (0.08)           0.00

OTC PORTFOLIO
  Year ended December 31, 1996             2.49           0.00           (0.75)
  Year ended December 31, 1995             3.05           0.00           (1.33)
  Period ended December 31, 1994*          0.36           0.00            0.00

RESEARCH PORTFOLIO
  Year ended December 31, 1996             3.00           0.00 (8)       (0.45)
  Year ended December 31, 1995             3.51          (0.03)          (0.19)
  Period ended December 31, 1994*         (0.32)         (0.09)           0.00

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996             1.63          (0.26)          (0.12)
  Year ended December 31, 1995             2.40          (0.21)          (0.05)
  Period ended December 31, 1994*         (0.15)         (0.09)           0.00

ADVANTAGE PORTFOLIO (7)
  Year ended December 31, 1996             0.62          (0.38)          (0.01)
  Year ended December 31, 1995             0.91          (0.71)           0.00
  Period ended December 31, 1994*          0.10          (0.12)           0.00

VALUE + GROWTH PORTFOLIO
  Period ended December 31, 1996**         1.55           0.00           (0.12)

GROWTH & INCOME PORTFOLIO
  Period ended December 31, 1996**         2.63          (0.02)          (0.02)







(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

(7) EISI took over management of the Portfolio on April 1, 1996.

(8) Amount is less than $0.003 per share.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.











































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                    Net Asset
                                                    Value at
                                        Total          End          Total
                                    Distribution    of Period    Return (3)
                                    _____________ _____________ _____________
MONEY MARKET PORTFOLIO (2)
  Year ended December 31, 1996            ($0.05)        $1.00          4.84%
  Year ended December 31, 1995             (0.05)         1.00          5.19
  Period ended December 31, 1994*          (0.01)         1.00          1.06

MORTGAGE-BACKED SECURITIES
 PORTFOLIO (2)
  Year ended December 31, 1996             (0.61)        10.59          3.39
  Year ended December 31, 1995             (0.63)        10.84         15.92
  Period ended December 31, 1994*          (0.15)         9.90          0.50

INTERNATIONAL FIXED INCOME
 PORTFOLIO
  Year ended December 31, 1996             (0.76)        10.88          5.05
  Year ended December 31, 1995             (0.58)        11.09         15.81
  Period ended December 31, 1994*          (0.08)        10.02          1.01

OTC PORTFOLIO
  Year ended December 31, 1996             (0.75)        13.82         20.68
  Year ended December 31, 1995             (1.33)        12.08         29.23
  Period ended December 31, 1994*           0.00         10.36          3.59

RESEARCH PORTFOLIO
  Year ended December 31, 1996             (0.45)        15.43         23.37
  Year ended December 31, 1995             (0.22)        12.88         36.58
  Period ended December 31, 1994*          (0.09)         9.59         (3.22)

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996             (0.38)        13.15         13.70
  Year ended December 31, 1995             (0.26)        11.90         24.51
  Period ended December 31, 1994*          (0.09)         9.76         (1.47)

ADVANTAGE PORTFOLIO (7)
  Year ended December 31, 1996             (0.39)        10.41          6.06
  Year ended December 31, 1995             (0.71)        10.18          9.18
  Period ended December 31, 1994*          (0.12)         9.98          0.99

VALUE + GROWTH PORTFOLIO
  Period ended December 31, 1996**         (0.12)        11.43         15.49

GROWTH & INCOME PORTFOLIO
  Period ended December 31, 1996**         (0.04)        12.59         26.19








(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

(3) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.

(7) EISI took over management of the Portfolio on April 1, 1996.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.







































                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                      Ratio     Ratio of Net
                                                  of Operating   Investment
                                     Net Assets    Expenses to  Income (Loss)
                                         End       Average Net   to Average
                                      of Period   Assets (1)(4) Net Assets (4)
                                    _____________ _____________ _____________
MONEY MARKET PORTFOLIO (2)
  Year ended December 31, 1996       $19,152,332          0.68%         4.76%
  Year ended December 31, 1995         5,742,264          0.72          5.11
  Period ended December 31, 1994*        446,684          0.75          4.66

MORTGAGE-BACKED SECURITIES
 PORTFOLIO (2)
  Year ended December 31, 1996        11,137,688          1.25          5.69
  Year ended December 31, 1995         8,655,378          0.90          6.26
  Period ended December 31, 1994*      4,976,609          0.75          6.33

INTERNATIONAL FIXED INCOME
 PORTFOLIO
  Year ended December 31, 1996        10,746,781          1.60          4.73
  Year ended December 31, 1995         8,556,253          1.00          5.94
  Period ended December 31, 1994*      5,062,830          0.75          5.93

OTC PORTFOLIO
  Year ended December 31, 1996        43,321,580          1.35         (0.63)
  Year ended December 31, 1995         9,054,622          1.07         (0.22)
  Period ended December 31, 1994*      1,695,685          0.75          0.16

RESEARCH PORTFOLIO
  Year ended December 31, 1996        75,178,842          1.31          0.05
  Year ended December 31, 1995        16,185,802          1.12          0.58
  Period ended December 31, 1994*      1,626,521          0.75          4.65

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996        57,301,963          1.25          3.29
  Year ended December 31, 1995        15,502,907          1.11          3.88
  Period ended December 31, 1994*      1,298,365          0.75          4.58

ADVANTAGE PORTFOLIO (7)
  Year ended December 31, 1996        14,488,590          0.80          5.86
  Year ended December 31, 1995         5,990,065          0.77          8.56
  Period ended December 31, 1994*      3,449,166          0.75          5.32

VALUE + GROWTH PORTFOLIO
  Period ended December 31, 1996**    19,721,864          1.70         (0.90)

GROWTH & INCOME PORTFOLIO
  Period ended December 31, 1996**    42,400,808          1.64          0.38







(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the finan-cial statements). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1996, for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively: Money Market Portfolio, $0.04 and 1.11%, $0.04 and 2.59%, $(0.03) and 23.22%;
    Mortgage-Backed Securities Portfolio, $0.54 and 1.67%, $0.43 and 1.99%, $0.11 and 2.43%; International Fixed Income Portfolio, $0.49 and 1.94%, $0.31 and 2.13%, $0.10 and 2.53%; OTC Portfolio, $(0.03) and 1.35%,
    $(0.10) and 2.52%, $(0.12) and 7.10%; Research Portfolio, $0.00 and
    1.31%, $(0.04) and 2.48%, $(0.04) and 7.48%; Total Return Portfolio,
    $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and 8.31%; Advantage Portfolio,
    $0.35 and 1.55%, $0.60 and 2.13%, $0.07 and 3.06%; Value + Growth Portfolio,
    $(0.05) and 1.90%; and Growth & Income Portfolio, $0.02 and 1.64%.

(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

(4) Annualized for periods less than one year.

(7) EISI took over management of the Portfolio on April 1, 1996.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.

























                         EQUI-SELECT SERIES TRUST
                           FINANCIAL HIGHLIGHTS
           (For a share outstanding throughout the period indicated)

                                                Portfolio        Average
                                                Turnover       Commission
                                                Rate (5)        Rate (6)
                                              _____________   _____________
MONEY MARKET PORTFOLIO (2)
  Year ended December 31, 1996                         N/A             N/A
  Year ended December 31, 1995                         N/A              --
  Period ended December 31, 1994*                      N/A              --

MORTGAGE-BACKED SECURITIES
 PORTFOLIO (2)
  Year ended December 31, 1996                          19%            N/A
  Year ended December 31, 1995                          34              --
  Period ended December 31, 1994*                       52              --

INTERNATIONAL FIXED INCOME
 PORTFOLIO
  Year ended December 31, 1996                         113             N/A
  Year ended December 31, 1995                          89              --
  Period ended December 31, 1994*                        6              --

OTC PORTFOLIO
  Year ended December 31, 1996                         122          $.0402
  Year ended December 31, 1995                         111              --
  Period ended December 31, 1994*                        6              --

RESEARCH PORTFOLIO
  Year ended December 31, 1996                          68           .0281
  Year ended December 31, 1995                          83              --
  Period ended December 31, 1994*                       85              --

TOTAL RETURN PORTFOLIO
  Year ended December 31, 1996                         131           .0510
  Year ended December 31, 1995                          89              --
  Period ended December 31, 1994*                       45              --

ADVANTAGE PORTFOLIO (7)
  Year ended December 31, 1996                          85             N/A
  Year ended December 31, 1995                         166              --
  Period ended December 31, 1994*                       94              --

VALUE + GROWTH PORTFOLIO
  Period ended December 31, 1996**                     143           .0523

GROWTH & INCOME PORTFOLIO
  Period ended December 31, 1996**                     115           .0551









(2) BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

(5) Portfolio turnover rates are not annualized

(6) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average net assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

(7) EISI took over management of the Portfolio on April 1, 1996.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

** For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.


See accompanying notes.





































                       EQUI-SELECT SERIES TRUST
                     NOTES TO FINANCIAL STATEMENTS
                           December 31, 1996


NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, each having differing investment objectives and policies: Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Value + Growth Portfolio and Growth & Income Portfolio (each "Portfolio" or, collectively, "Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios other than the Value + Growth Portfolio and the Growth & Income Portfolio. On March 28, 1996, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for the Value + Growth Portfolio and 1,000 shares for the Growth & Income Portfolio. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. All Portfolios (except the Value + Growth and the Growth & Income Portfolios) began investment operations on October 4, 1994 and the Value + Growth and the Growth & Income Portfolios began investment operations on April 1, 1996. On May 16, 1996, the Government Securities and Short-Term Bond Portfolios ceased investment operations and on October 15, 1996, the International Stock Portfolio ceased investment operations. The results of operations, changes in net assets and financial highlights through those dates are not presented herein since there were no shareholders at December 31, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or
NOTE 2 (CONTINUED)
less, are valued at their amortized cost, which approximates market value.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as income when the Trust identifies the dividend. Interest income, which includes accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the
NOTE 2 (CONTINUED)
Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations. There were no dollar roll commitments outstanding at December 31, 1996.

EXPENSES - Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.


NOTE 2 (CONTINUED)
FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for federal tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a federal excise tax. As of December 31, 1996, the following Portfolios have elected for Federal income tax purposes to defer certain current year post October 31 losses as though the losses were incurred on the first day of the next calendar year as follows:
Mortgage-Backed Securities, $268; OTC, $62,692; Research, $73; Total Return, $354 and Value + Growth, $44,219. During the fiscal year ended December 31, 1996, the International Fixed Income, Research, Total Return and Advantage Portfolios declared a capital gain distribution of $156,563 and $0.161 per share, $385,575 and $0.082 per share, $271,218 and $0.063 per share and $1,970 and $0.001 per share, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made between the paid in capital, undistributed net investment income, and accumulated net realized gain (loss) on investments and foreign currency translations accounts. These reclassification adjustments have no impact on the net asset values of the Portfolios of the Trust.


































NOTE 3 - AGREEMENTS AND FEES
The Trust has entered into an Investment Advisory Agreement (the "Agreement") with Equitable Investment Services, Inc. ("EISI"), under which EISI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays EISI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                Advisory Fees
                                                _________________________
Advantage Portfolio                    0.50%    of first $100 million
                                       0.35%    in excess of $100 million

International Fixed Income Portfolio   0.85%    of first $200 million
                                       0.75%    of next $300 million
                                       0.60%    of next $500 million
                                       0.55%    of next $1 billion
                                       0.40%    in excess of $2 billion

OTC, Research & Total Return           0.80%    of first $300 million
  Portfolios                           0.55%    in excess of $300 million

Money Market Portfolio                 0.375%   of first $50 million
                                       0.35%    in excess of $50 million

Mortgage-Backed Securities Portfolio   0.75%    of first $200 million
                                       0.65%    of next $300 million
                                       0.55%    of next $500 million
                                       0.50%    of next $1 billion
                                       0.40%    in excess of $2 billion

Value + Growth Portfolio               0.95%    of first $500 million
                                       0.75%    in excess of $500 million

Growth & Income Portfolio              0.95%    of first $200 million
                                       0.75%    in excess of $200 million


EISI has entered into Sub-Advisory Agreements with Credit Suisse Asset Management Limited (formerly CS First Boston Investment Management Ltd.)
with respect to the International Fixed Income Portfolio, Massachusetts Financial Services Company with respect to the OTC, Research and Total Return Portfolios and Robertson, Stephens & Company Investment Management, L.P.
with respect to the Value + Growth and Growth & Income Portfolios; each of whom, under the supervision of EISI, is responsible for the day-to-day investment management of each of the Portfolios. On April 1, 1996 EISI assumed responsibility for the day-to-day investment management of the Advantage Portfolio from Strong Capital Management. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by EISI, and the Trust does not bear the direct cost of the sub-advisory activities. EISI does not receive sub-advisory fees for the Money Market, Mortgage-Backed Securities and Advantage Portfolios.

EISI has agreed to voluntarily reimburse each Portfolio for all expenses (excluding the advisory fee) that exceed .30% of the average daily net assets for the Money Market and Advantage Portfolios, .50% of the average daily net assets of the Mortgage-Backed Securities Portfolio, and .75% of
NOTE 3 - (CONTINUED)
the average daily net assets of the International Fixed Income, OTC, Total Return, Research, Value + Growth and Growth & Income Portfolios. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 1996, EISI had agreed to reimburse the Trust $222,949 for expenses in excess of the voluntary expense limitations, of which $26,430 was owed to the Trust as of December 31, 1996.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.


NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding Money Market Portfolio and all short-term securities for the Trust, for the year ended December 31, 1996, were as follows:

                             Non-U.S.       U.S.       Non-U.S.       U.S.
                            Government   Government   Government   Government
                            Purchases    Purchases      Sales         Sales
                           ____________ ____________ ____________ _____________
Mortgage-Backed Securities $        --   $4,328,875  $        --    $1,679,893
International Fixed Income   9,010,165    2,947,836    8,387,707     1,417,766
OTC                         58,247,542           --   26,224,375            --
Research                    76,993,927      249,880   26,539,938       373,616
Total Return                46,524,170   30,625,168   17,488,929    22,228,077
Advantage                   10,350,371      732,512    5,932,896        68,115
Value + Growth              31,687,187      100,617   14,652,915       102,138
Growth & Income             56,390,153      525,087   20,011,031            --

The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1996 were as follows:

                                                                       Net
                                           Gross        Gross      Unrealized
                            Identified   Unrealized   Unrealized  Appreciation
                               Cost     Appreciation Depreciation (Depreciation)
                           ____________ ____________ ____________ _____________
Money Market               $19,076,336  $        --  $        --  $         --
Mortgage-Backed Securities  11,495,878      196,580       76,933       119,647
International Fixed Income  10,931,299      317,129       43,020       274,109
OTC                         45,126,700    3,406,786    2,486,662       920,124
Research                    73,696,228    8,355,916    1,367,888     6,988,028
Total Return                54,693,022    4,535,397      355,266     4,180,131
Advantage                   14,824,541       18,894       19,928        (1,034)
Value + Growth              18,139,088    2,278,676      544,572     1,734,104
Growth & Income             39,739,841    4,408,112      841,911     3,566,201

NOTE 5 - SHAREHOLDER TRANSACTIONS:
Transactions in shares and dollars were as follows:

                                         Money Market Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                  43,299,625  $43,299,625    17,965,244  $17,965,244
Shares issued to share-
 holders in reinvestment
 of dividends                   615,473      615,473       177,620      177,620
Shares redeemed             (30,505,030) (30,505,030)  (12,847,284) (12,847,284)
                            ____________ ____________  ____________ ____________
Net increase                 13,410,068  $13,410,068     5,295,580   $5,295,580
                            ============ ============  ============ ============

                                    Mortgage-Backed Securities Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     723,505   $7,834,453       378,821   $4,186,542
Shares issued to share-
 holders in reinvestment
 of dividends                    46,370      502,728         7,811       77,195
Shares redeemed                (517,091)  (5,597,343)      (91,008)  (1,013,983)
                            ____________ ____________  ____________ ____________
Net increase                    252,784   $2,739,838       295,624   $3,249,754
                            ============ ============  ============ ============

                                    International Fixed Income Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                     451,977   $5,052,351       314,299   $3,449,089
Shares issued to share-
 holders in reinvestment
 of dividends                    39,922      443,273         7,389       78,013
Shares redeemed                (275,956)  (3,081,899)      (54,916)    (615,656)
                            ____________ ____________  ____________ ____________
Net increase                    215,943   $2,413,725       266,772   $2,911,446
                            ============ ============  ============ ============

NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED)

                                               OTC Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   2,338,803  $32,591,217       717,249   $8,736,295
Shares issued to share-
 holders in reinvestment
 of dividends                    87,570    1,086,357            50          509
Shares redeemed                 (41,713)    (553,591)     (131,491)  (1,700,369)
                            ____________ ____________  ____________ ____________
Net increase                  2,384,660  $33,123,983       585,808   $7,036,435
                            ============ ============  ============ ============

                                             Research Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   3,696,388  $54,264,879     1,204,516  $14,162,794
Shares issued to share-
 holders in reinvestment
 of dividends                    29,426      392,354         1,537       14,626
Shares redeemed                (110,466)  (1,745,200)     (118,854)  (1,471,066)
                            ____________ ____________  ____________ ____________
Net increase                  3,615,348  $52,912,033     1,087,199  $12,706,354
                            ============ ============  ============ ============

                                         Total Return Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                            _________________________  _________________________
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   3,064,004  $38,670,842     1,280,732  $14,234,048
Shares issued to share-
 holders in reinvestment
 of dividends                    33,017      397,108         1,222       11,922
Shares redeemed                 (41,981)    (532,619)     (112,428)  (1,258,099)
                            ____________ ____________  ____________ ____________
Net increase                  3,055,040  $38,535,331     1,169,526  $12,987,871
                            ============ ============  ============ ============


NOTE 5 - SHAREHOLDER TRANSACTIONS (CONTINUED)

                                         Advantage Portfolio
                                    Year Ended                 Year Ended
                                 December 31, 1996          December 31, 1995
                               Shares      Dollars        Shares      Dollars
                            ____________ ____________  ____________ ____________
Shares sold                   1,254,663  $13,234,277       353,828   $3,714,131
Shares issued to share-
 holders in reinvestment
 of dividends                    41,159      419,439         4,016       40,119
Shares redeemed                (492,025)  (5,157,748)     (115,252)  (1,226,810)
                            ____________ ____________  ____________ ____________
Net increase                    803,797   $8,495,968       242,592   $2,527,440
                            ============ ============  ============ ============

                            Value + Growth Portfolio
                                April 1, 1996* to
                                December 31, 1996
                            _________________________
                               Shares      Dollars
                            ____________ ____________
Shares sold                   1,745,712  $18,222,782
Shares issued to share-
 holders in reinvestment
 of dividends                        --           --
Shares redeemed                 (20,188)    (208,125)
                            ____________ ____________
Net increase                  1,725,524  $18,014,657
                            ============ ============

                            Growth & Income Portfolio
                                April 1, 1996* to
                                December 31, 1996
                            _________________________
                               Shares      Dollars
                            ____________ ____________
Shares sold                   3,387,238  $38,559,796
Shares issued to share-
 holders in reinvestment
 of dividends                        --           --
Shares redeemed                 (18,974)    (228,466)
                            ____________ ____________
Net increase                  3,368,264  $38,331,330
                            ============ ============

*Date of commencement of investment operations.


NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1996, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO
------------------------------------

                                     U.S. Dollar
                                       Cost on     U.S. Dollar    Unrealized
 Currency   Currency    Settlement   Origination     Current    Appreciation/
Purchased     Sold         Date          Date         Value     (Depreciation)
__________  _________  ____________  ____________  ____________ ______________
JPY         USD         03/13/1997      $611,746      $596,624       ($15,122)



                                     U.S. Dollar
                                       Cost on     U.S. Dollar    Unrealized
 Currency   Currency    Settlement   Origination     Current    Appreciation/
   Sold     Purchased      Date          Date         Value     (Depreciation)
__________  _________  ____________  ____________  ____________ ______________
DEM         USD         03/18/1997      $917,130      $919,491        ($2,361)
DEM         USD         03/18/1997       343,390       347,033         (3,643)
DKK         USD         03/03/1997       342,129       333,231          8,898
FRF         USD         01/29/1997       480,563       473,733          6,830
GBP         USD         03/24/1997       335,606       347,001        (11,395)
NLG         USD         02/03/1997       299,544       293,000          6,544
                                     ____________  ____________ ______________
                                      $2,718,362    $2,713,489         $4,873

GLOSSARY OF TERMS
_____________________
DEM - Deutsche Mark
DKK - Danish Kroner
FRF - French Franc
GBP - Great British Pound
JPY - Japanese Yen
NLG - Dutch Guilder
USD - United States Dollar


























                        EQUI-SELECT SERIES TRUST
                          ____________________

                     TRUSTEES AND EXECUTIVE OFFICERS

    Paul R. Schlaack, Trustee, Principal Executive Officer and President*
                       J. Michael Earley, Trustee
                     R. Barbara Gitenstein, Trustee
                       Stanley B. Seidler, Trustee
         Paul E. Larson, Treasurer and Principal Financial Officer
                       John A. Merriman, Secretary
             David A. Terwilliger, Principal Accounting Officer
                  Kimberly K. Krumviede, Vice President

                          * Interested Trustee
                          ____________________


                 Ernst & Young LLP, Independent Auditors
             Blazzard, Grodd & Hasenauer, P.C., Legal Counsel
         Equitable Investment Services, Inc., Investment Adviser




The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable annuity contracts.



























                           EQUI-SELECT SERIES TRUST
                2000 HUB TOWER 699 WALNUT, DES MOINES, IA 50309































EQUI-SELECT                                                        Bulk Rate
    SERIES TRUST                                                 U.S. Postage
2000 Tub Tower 699 Walnut Street                                     PAID
     Des Moines, IA 50309                                       Des Moines, IA
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